UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FRANKLIN STREET PROPERTIES CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

PERSHING PARK PLAZA, ATLANTA, GEORGIA

401 Edgewater Place

Suite 200

Wakefield, Massachusetts 01880

March 30, 2022

Dear Fellow Stockholder:

It is our pleasure to invite you to attend the 2022 Annual Meeting of Stockholders to be held on Tuesday, May 10, 2022 at 11:00 a.m., Eastern Time.  In light of continuing health concerns about the COVID-19 pandemic, this year’s Annual Meeting will be conducted as a virtual meeting solely via live audio webcast on the internet.  You will be able to attend the Annual Meeting online and vote and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/FSP2022.  You will not be able to attend the Annual Meeting in person.  We remain committed to returning to hold our annual meetings in person under normal circumstances.

The attached Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at the Annual Meeting. We urge you to review these proxy materials carefully and to use this opportunity to take part in the affairs of Franklin Street Properties by voting on the matters described in the Proxy Statement.

We are pleased to inform you that we will again be taking advantage of the “Notice and Access” method of providing proxy materials via the Internet. On or about Wednesday, March 30, 2022, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2022 Proxy Statement and 2021 Annual Report and how to vote. This notice also contains instructions on how to receive a paper or e-mail copy of the proxy materials. We believe that this method will expedite your receipt of proxy materials, help conserve natural resources and reduce our printing and mailing costs.

Your vote is important. We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Instructions on how to vote are contained in this Proxy Statement.

Thank you for your continued support of Franklin Street Properties. We look forward to seeing you on May 10, 2022.

Sincerely,

George J. Carter
Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on May 10, 2022

The Proxy Statement and 2021 Annual Report to Stockholders

are available electronically at www.proxyvote.com

Page

Notice of Annual Meeting of Stockholders	1

Highlights and Proxy Summary	2

Questions and Answers	8

Proxy Materials, Voting Information and Annual Meeting Information	8
Communications and Stockholder Proposals	13

Proposal One – Election of Directors	14

Nominees for Director	14
Director Qualifications and Biographical Information	16

Corporate Governance	24

Introduction	24
Board of Directors	24
Director Independence	24
Board Meetings, Annual Meeting of Stockholders, and Attendance	25
Current Board Leadership Structure	25
Lead Independent Director	25
The Board’s Role in Succession Planning	26
The Board’s Role in Risk Oversight	26
Executive Sessions	26
Committees of the Board	26
Director Nomination Process	28
Board Refreshment	29
Stockholder Recommendations and Board Nominations	29
Stockholder Power to Amend Bylaws	29
Anti-Hedging Policy	29
Code of Business Conduct and Ethics	29
Compensation Committee Interlocks and Insider Participation	30

Director Compensation and Stock Ownership Requirements	31

Non-employee Director Stock Ownership Requirements	32

Report of the Audit Committee	33

Independent Registered Public Accountants Fees and Services	35

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm	36

Proposal Three — Advisory Vote on Executive Compensation	37

Compensation Discussion and Analysis	38

Overview	38
The objectives of our executive compensation programs	38
What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay	39
Each element of compensation and why we choose to pay each element	39
How each element and our decisions regarding that element fit into our overall compensation objectives and effect decisions regarding other elements	41

Summary Compensation Table	43

FRANKLIN STREET PROPERTIES CORP.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 10, 2022

In light of continuing health concerns about the COVID-19 pandemic, the 2022 Annual Meeting of Stockholders of Franklin Street Properties Corp. will be a virtual meeting solely via live audio webcast on the internet to be held on Tuesday, May 10, 2022, at 11:00 a.m. Eastern Time, for the following purposes:

1.	To elect eight directors, each to serve for a one-year term expiring at the 2023 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified;
2.	To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	To approve, by non-binding vote, our executive compensation; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These matters are more fully described in the accompanying Proxy Statement.

You will be able to attend the Annual Meeting online and vote and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/FSP2022.  You will not be able to attend the Annual Meeting in person.  We remain committed to returning to hold our annual meetings in person under normal circumstances.

You may vote if you were a stockholder of record as of the close of business on February 28, 2022. If you do not plan to attend the Annual Meeting and vote your shares of common stock, we urge you to vote your shares as instructed in the Proxy Statement.

If your shares of common stock are held by a broker, financial institution or other nominee, please follow the instructions you receive from your broker, financial institution or other nominee to have your shares of common stock voted.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Wakefield, Massachusetts

March 30, 2022

By order of the Board of Directors,

Scott H. Carter, Esq.
Executive Vice President, General Counsel and Secretary

   HIGHLIGHTS AND PROXY SUMMARY

HIGHLIGHTS AND PROXY SUMMARY

This is a summary only, and does not contain all of the information that you should consider in connection with this Proxy Statement. Please read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

● Time and Date	11:00 a.m. Eastern Time, May 10, 2022.
● Format/Access

Virtual meeting solely via live audio webcast on the internet. You will be able to attend the Annual Meeting online and vote and submit questions online during the meeting by visiting:

www.virtualshareholdermeeting.com/FSP2022

You will not be able to attend the Annual Meeting in person.

● Record date	February 28, 2022.
● Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals.

Voting Matters

Stockholders are being asked to vote on the following matters:

Items of Business	Our Board’s Recommendation
1. Election of Directors (page 14)	FOR all Nominees
2. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for FY 2022 (page 36)	FOR
3. Advisory Vote to Approve Executive Compensation (page 37)	FOR

Stockholders also will transact any other business that may properly come before the meeting or any adjournment thereof.

How to Vote

You are entitled to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) if you were a stockholder of record at the close of business on February 28, 2022, the record date for the Annual Meeting. On the record date, there were 103,286,981 shares of common stock outstanding and entitled to vote at the Annual Meeting. For more details on voting and the Annual Meeting logistics, refer to pages 8-12 of this Proxy Statement.

2 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   HIGHLIGHTS AND PROXY SUMMARY

About Franklin Street Properties Corp.

Our company, Franklin Street Properties Corp. (sometimes referred to as the “Company,” “FSP,” “Franklin Street Properties,” “we,” “us,” or “our”) is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (“REIT”) for federal income tax purposes.  Our common stock is traded on the NYSE American under the symbol “FSP”.

Our current strategy is to invest in infill and central business district office properties in the United States Sunbelt and Mountain West regions as well as select opportunistic markets.  We believe that the United States Sunbelt and Mountain West regions have macro-economic drivers that have the potential to increase occupancies and rents.  We seek value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.

From time-to-time we may acquire real estate or invest in real estate by making secured loans on real estate.  We may also pursue on a selective basis the sale of our properties to take advantage of the value creation and demand for our properties, or for geographic or property specific reasons.

In 2021, we determined that further debt reduction would provide greater financial flexibility and potentially increase shareholder value.  We continue to believe that the current price of our common stock does not accurately reflect the value of our underlying real estate assets and intend to continue implementing the strategy we initially adopted in 2021 of seeking to increase shareholder value through the sale of select properties where we believe that short to intermediate term valuation potential has been reached.  Pursuant to this strategy, we repaid approximately $508 million of indebtedness in 2021 and anticipate that further property dispositions in 2022 will result in estimated aggregate gross proceeds in the range of approximately $250 million to $350 million.  We intend to use the proceeds from any future dispositions for the repayment of debt, repurchases of our common stock, any special dividends required to meet REIT requirements, and other general corporate purposes.

801 Marquette, Minneapolis, Minnesota

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 3

   HIGHLIGHTS AND PROXY SUMMARY

Environmental, Social and Governance (ESG)

Franklin Street Properties strives to maximize stockholder value through the prudent application of sound environmental, social and governance (ESG) actions. We believe that our efforts in ESG have the potential to not only improve the health of our planet, but also to save money on operating expenses, increase tenant and employee retention and reduce company risk.  Recent highlights of our ESG efforts are describe below.

ESG Materiality Assessment

In 2021, we retained DNV, a risk management and quality assurance consulting firm, to help us perform our first formal ESG materiality assessment.  As part of the ESG materiality assessment, we engaged with external and internal stakeholders to identify the ESG issues most important to them.  We anticipate using the results of the ESG materiality assessment to prioritize our future ESG initiatives.  Additional information regarding our ESG materiality assessment will be included in our 2021 ESG Report. See “Additional ESG Information” below.

Franklin Street Properties utilizes the Environmental Protection Agency’s ENERGY STAR® program to track our progress in energy efficiency. As of year-end 2021, over 70% of our square footage, both directly-owned and asset-managed by Franklin Street Properties, had earned the ENERGY STAR® label, denoting energy performance among the top 25% of similar properties.

As of year-end 2021, approximately 60% of our square footage, both directly-owned and asset-managed by Franklin Street Properties, had been awarded some level of LEED certification.  The majority of our buildings have achieved LEED Gold certification and one of our buildings has achieved LEED Platinum certification, which is the highest level of certification.

ADDITIONAL ESG INFORMATION

We are committed to transparent reporting of ESG information.  Franklin Street Properties publishes an annual ESG Report.  More detailed ESG information, including our ESG Report, is available on our website at http://www.fspreit.com under the heading “ESG”. The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the Securities and Exchange Commission (the “SEC”).

4 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   HIGHLIGHTS AND PROXY SUMMARY

Corporate Governance Highlights

We are committed to good corporate governance, which we believe promotes the long-term interests of stockholders and strengthens Board and management accountability. We believe good governance also fosters trust in the Company by all our stakeholders. The “Corporate Governance” section, beginning on page 24, describes our governance framework, which includes the following features:

● NEW - In February 2022, our Board of Directors (“Board”) elected a new independent director to serve for a term continuing to the Annual Meeting	● NEW – Audit Committee oversees our cyber risk management
● NEW - 1 of 8 directors identifies as racially/ethnically diverse	● Stockholders have the power to amend our bylaws with the affirmative vote of a majority of all votes entitled to be cast on the matter
● 7 of 8 directors are independent

●   Following our 2019 Annual Meeting, we amended our articles of incorporation to declassify our Board. Beginning with the Annual Meeting, all directors will be elected to serve one-year terms until the following Annual Meeting of Stockholders

● 2 of 8 directors are female	● Affirmative vote of a majority of the total votes cast for and against directors required to elect directors in uncontested elections

●   In February 2021, we amended our Corporate Governance Guidelines to provide that, when evaluating candidates for nomination as new directors, our Nominating and Corporate Governance Committee will ensure that the initial list of candidates from which new directors are chosen includes (but need not be limited to) qualified candidates reflecting a diversity of race, ethnicity and gender

● Director resignation policy for directors that fail to receive the affirmative vote of a majority of votes cast
● Lead independent director with real estate experience and oversight of independent directors’ executive sessions and information flow	● Annual Board and committee evaluations
● Female lead independent director	● Annual advisory say-on-pay vote to approve executive compensation
● Independent directors have ability to hold executive sessions of independent directors	● Directors are subject to stock ownership guidelines
● Prohibition of hedging and short sales by Section 16 officers and directors	● Risk oversight by full Board and designated committees
● No poison pill in place	● Formal code of business conduct and ethics
● Common stock is currently the only class of stock issued and outstanding with equal voting rights for all holders	● Board regularly informed of investor feedback through Investor Relations updates at meetings

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 5

   HIGHLIGHTS AND PROXY SUMMARY

Board Nominees (Proposal 1)

We are asking our stockholders to vote “FOR” our nominees, George J. Carter, Georgia Murray, Brian N. Hansen, John N. Burke, Dennis J. McGillicuddy, Kenneth A. Hoxsie, Kathryn P. O’Neil, and Milton P. Wilkins, Jr., as directors for a one-year term expiring at our 2023 Annual Meeting of Stockholders.  We understand the importance of having a Board comprised of the right people, with the highest integrity and the necessary skills and qualifications to oversee our business. The following table provides summary information about each of the director nominees and the continuing directors, who have a diverse and balanced skill set including extensive real estate, financial, investment, corporate, securities, management, and investor relations experience. We encourage you to review the qualifications, skills and experience of our directors on pages 16-23.  In addition, the graphs below the table show the composition of our Board by tenure, independence, and diversity (gender and ethnicity).

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships			Other Public Co. Boards
					AC	CC	NG
George J. Carter (Chairman of the Board)	73	2002	Chief Executive Officer, Franklin Street Properties Corp.	No				-
Georgia Murray (Lead Independent Director)	71	2005	Director (Retired commercial real estate executive)	Yes	x	x		-
Brian N. Hansen	50	2012	President and Chief Operating Officer, Confluence Investment Management LLC	Yes	x		x	-
John N. Burke	60	2004	Managing Director, BA, Inc.	Yes		x	x	-
Dennis J. McGillicuddy	80	2002	Director (Retired private investor)	Yes	x			-
Kenneth A. Hoxsie	71	2016	Director (Retired corporate and securities lawyer)	Yes	x			-
Kathryn P. O’Neil	58	2016	Director (Retired investor relations and private equity executive)	Yes	x	x	x	-
Milton P. Wilkins, Jr.	74	2022	Investment Advisor, RBF Wealth Advisors	Yes	x			-

Chair	AC Audit Committee
x Member	CC Compensation Committee
NG Nominating and Corporate Governance Committee

Director Attendance — During the time each director nominee and continuing director served on the Board in 2021, each attended more than 75% of the meetings of the Board and committees on which he or she served.

6 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   HIGHLIGHTS AND PROXY SUMMARY

Auditors (Proposal 2)

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022. Although stockholder ratification of the appointment is not required, the Audit Committee believes it is appropriate to seek such ratification. Additional information is provided on pages 35-36.

2021 Auditor Fees
Fee Category
Audit Fees	$796,417
All Other Fees	$2,740
Total Fees	$799,157

Executive Compensation Highlights (Proposal 3)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers, or NEOs. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.  Additional information is provided on page 37 and pages 38-44.

●	Our executive compensation programs are built on the following principles and objectives:
●	Competitive pay structure, including base salary, the potential for a cash bonus, matching for individual 401(k) plan contributions, and the potential for a payment or payments under our change-in-control program to enable us to attract and retain experienced and capable leaders and motivate those individuals to achieve exceptional results and reward them for being instrumental in reaching our strategic goals.
●	Simplicity and transparency, including not offering stock options, restricted stock awards, deferred compensation, non-equity incentive plan compensation, or perquisites.

●	Our Compensation Discussion and Analysis, or CD&A, on pages 38-44 describes the compensation decision-making process and details our programs and policies.
●	Our stockholders approved each of the prior two years’ “say-on-pay” proposals by over 95% of votes cast.

Additional Information

Please see the “Questions and Answers” section that immediately follows for important information about the Annual Meeting, proxy materials, voting, Company documents, communications and deadlines to submit shareholder proposals for the 2023 Annual Meeting of Stockholders.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 7

   QUESTIONS AND ANSWERS

Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 10, 2022

QUESTIONS AND ANSWERS

Proxy Materials, Voting Information and Annual Meeting Information

1. Why Did I Receive a Notice of Internet Availability of Proxy Materials?

We sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Franklin Street Properties Corp. is soliciting your proxy to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting.

As permitted by rules adopted by the SEC, we are making this Proxy Statement and our 2021 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K and financial statements for the year ended December 31, 2021, available to our stockholders electronically via the Internet. On or about March 30, 2022, we will begin mailing the Notice to our stockholders containing instructions on how to access this Proxy Statement and our 2021 Annual Report to Stockholders online, as well as instructions on how to vote. Also, on or about March 30, 2022, we will begin mailing printed copies of these proxy materials to stockholders who have requested printed copies. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the Notice instructs you on how to access the documents online to review all of the important information contained in this Proxy Statement and our 2021 Annual Report to Stockholders. The Notice also instructs you on how you may vote via the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials. Our 2021 Annual Report to Stockholders is not part of the proxy solicitation material.  To request a printed copy of our Annual Report on Form 10-K, which we will provide to you free of charge, write to Investor Relations, Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880.

2. What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote upon the matters set forth in the accompanying notice of the Annual Meeting:

●	Proposal 1: Election of eight directors, each to serve for a one-year term expiring at the 2023 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified;
●	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
●	Proposal 3: The approval, by non-binding vote, of our executive compensation.

8 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   QUESTIONS AND ANSWERS

3. What are the Voting Recommendations of the Board?

Your Board recommends that you vote your shares as follows:

“FOR” each director nominee and “FOR” Proposal 2 and Proposal 3.

Proposal 1 is for the election of eight directors. It is a binding vote and, if approved, the nominees will be elected to serve a one-year term on our Board.

Proposal 2 is for the ratification of the appointment of our independent registered public accounting firm. It is a non-binding vote and is not required, but our Audit Committee will carefully consider the outcome of this vote in determining its next selection of our independent registered public accounting firm.

Proposal 3 is a vote on our executive compensation and, under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and related SEC regulations, it is an advisory, or non-binding, vote. Our Board will carefully consider the outcome of this vote.

4. Who can Vote at the Annual Meeting?

Our Board has fixed the close of business on February 28, 2022 as the record date (the “Record Date”) for the Annual Meeting.  If you were a stockholder of record on the Record Date, you are entitled to vote (online during the Annual Meeting or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement, or adjournment thereof.

Franklin Street Properties has only one class of Common Stock outstanding. Each share of Common Stock outstanding as of the close of business on the Record Date is entitled to one vote at the Annual Meeting.  As of the Record Date, Franklin Street Properties had 103,286,981 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

5. Can I Vote if my Shares are Held in “street name”?

All shares of Common Stock owned by you as of the Record Date may be voted by you. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a broker, financial institution or other nominee.

Most of the stockholders of Franklin Street Properties hold their shares in “street name” through a broker, financial institution or other nominee rather than directly in their own name. As summarized below, there are some distinctions between being a “record” holder and being a “beneficial” holder of our shares.

6. What does it Mean to be a Stockholder of Record?

If, on the Record Date, your shares of Common Stock are registered directly in your name with Franklin Street Properties’ transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares, and the Notice or set of printed proxy materials, as applicable, is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy card or to vote online during the Annual Meeting. If you request a paper copy of the materials as described in the Notice, a proxy card will be sent to you with those materials.

7. What does it Mean to Beneficially Own Shares in Street Name?

If, on the Record Date, your shares of Common Stock are held in a brokerage account by a broker, financial institution or other nominee, you are considered the beneficial owner of shares held on your behalf in “street name”, and the Notice or set of printed proxy materials, as applicable, is being forwarded to you by your broker, financial institution or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, financial institution or other nominee on how to vote the shares held in your account. You should receive

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 9

   QUESTIONS AND ANSWERS

information from your broker, financial institution or other nominee on how you can direct the voting of your shares.  If you request a paper copy of the proxy materials as indicated in the Notice, your broker, financial institution or other nominee will provide a voting instruction card for you to use to direct the voting of your shares.  As a beneficial owner, you may virtually attend the Annual Meeting and vote your shares online while attending the virtual Annual Meeting by following the instructions set forth below in “How do I Vote?”.

8. Why are we Holding a Virtual Annual Meeting and How Do I Attend?

In light of continuing health concerns about the COVID-19 pandemic, this year’s Annual Meeting will be conducted as a virtual meeting solely via live audio webcast on the internet.  You are entitled to participate in the virtual Annual Meeting only if you were a stockholder of Franklin Street Properties as of the close of business on the Record Date for the Annual Meeting.  You will be able to attend the Annual Meeting online and vote and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/FSP2022.  You will not be able to attend the Annual Meeting in person.  The audio webcast will start at 11:00 a.m. Eastern Time on May 10, 2022. You will need the 16-digit control number included on your Notice, proxy card or voting instruction form in order to be able to attend the Annual Meeting online. Online access to the audio webcast will open at 10:45 a.m. Eastern Time to allow time for you to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting log-in page. We will have technicians available to assist you

We have designed our virtual Annual Meeting format to enhance, rather than to constrain, stockholder access, participation and communication.  For example, the virtual Annual Meeting format allows stockholders, regardless of location, to communicate with us during the Annual Meeting so they can ask questions of our Board or management, as time permits.  In addition, a representative of our auditor, Ernst & Young LLP, will also attend the virtual Annual Meeting and will be available to answer appropriate questions at that time.  We believe that the virtual Annual Meeting will provide stockholders with at least the same rights and opportunities to participate as they would have at an in-person meeting.  We remain committed to returning to hold our future annual meetings in person under normal circumstances.

9. How do I Vote?

Voting at the virtual Annual Meeting. If you attend the virtual Annual Meeting, you may vote your shares of Common Stock online at the time of the Annual Meeting by visiting www.virtualshareholdermeeting.com/FSP2022. To participate and vote during the virtual Annual Meeting, stockholders of record will need the 16-digit control number included on your Notice or on your proxy card. Beneficial stockholders who do not have a control number may gain access to and vote at the virtual Annual Meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the stockholder communications mailbox to access the virtual Annual Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.  Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you are a stockholder of record, you may instruct the proxy holders named in the proxy card how to vote your shares of Common Stock in one of the following ways:

●	Vote by Internet. You may vote via the Internet by following the instructions provided in the Notice or, if you received printed materials, on your proxy card. The website for Internet voting is www.proxyvote.com and is also printed on the Notice and on your proxy card. Please have your Notice or proxy card in hand. Internet voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 9, 2022. You will receive a series of instructions that will allow you to vote your shares of Common Stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
●	Vote by Telephone. If you received printed copies of the proxy materials, you also have the option to vote by telephone by calling the toll-free number listed on your proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 9, 2022. When you call, please have your proxy card in hand. You will receive a series of voice instructions that will allow you to vote your shares of Common Stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you did not receive printed materials and would like to vote by telephone, you must request printed copies of the proxy materials by following

10 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   QUESTIONS AND ANSWERS

the instructions on your Notice. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
●	Vote by Mail. If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided with your printed materials. If you did not receive printed materials and would like to vote by mail, you must request printed copies of the proxy materials by following the instructions on your Notice.

Voting by Proxy for Shares Registered in Street Name. If your shares of Common Stock are held in “street name”, you will receive instructions from your broker, financial institution or other nominee that you must follow in order to have your shares of Common Stock voted as you direct. Those instructions may have accompanied these printed materials.

10. What are the Quorum and Voting Requirements for the Proposals?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.  As of the Record Date, there were 103,286,981 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes (described below), if any, will be considered present for the purpose of determining the presence of a quorum.

The affirmative vote of a majority of the total votes cast for and against as to each nominee for director is required to approve the election of each nominee for director in Proposal 1.  In addition, a majority of the votes cast at the Annual Meeting is required for approval of the ratification of the appointment of the independent registered public accounting firm (Proposal 2) and approval of the advisory vote on executive compensation (Proposal 3), each of which is a non-binding vote.

Broker non-votes occur when brokers, financial institutions or other nominees do not receive voting instructions from their customers on how to vote the customers’ shares on a proposal and the broker, financial institution or other nominee does not have discretionary voting authority or chooses not to exercise it with respect to a proposal. If you hold shares in “street name” and you do not give instructions as to how to vote your shares, your broker, financial institution or other nominee may have authority to vote your shares on certain routine matters but not on non-routine matters. Proposal 2 is a routine proposal, and your broker, financial institution or other nominee has discretionary voting authority to vote on that proposal. Your broker, financial institution or other nominee does not have discretionary voting authority with respect to any of the other proposals on the ballot: the election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3).

11. What if I Change my Mind after I have Voted?

You may revoke your proxy and change your vote at any time before it is voted at the Annual Meeting by (1) sending a written notice of revocation to our Secretary at the Company’s address set forth in this Proxy Statement that is received prior to the time at which your proxy is voted at the Annual Meeting and submitting a new written proxy bearing a date later than the date of the proxy being revoked; (2) voting again on the Internet or by telephone prior to 11:59 p.m. Eastern Time on Monday, May 9, 2022; or (3) attending the virtual Annual Meeting online and voting electronically during the virtual Annual Meeting. Attendance at the virtual Annual Meeting online will not, in itself, constitute revocation of a previously granted proxy.

If you hold your shares in “street name”, then you may submit new voting instructions by contacting your broker, financial institution or nominee. You may also vote online while virtually attending the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 11

   QUESTIONS AND ANSWERS

12. How will my Shares be Voted if I do not Return my Proxy or do not Provide Specific Instructions in the Proxy Card that I Submit?

If you are a stockholder of record, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by voting electronically during the virtual Annual Meeting.  If you submit a proxy card without giving specific voting instructions on one or more proposals listed in the notice for the Annual Meeting, your shares will be voted as recommended by our Board on such proposals, and as the proxy holders may determine in their discretion how to vote with respect to any other proposals properly presented for a vote at the Annual Meeting.

If your shares are held in “street name” at a broker, your broker may under certain circumstances vote your shares on routine proposals, including Proposal 2, if you do not timely provide voting instructions in accordance with the instructions provided by them.  However, if you do not provide timely instructions, your broker does not have the authority to vote on non-routine proposals, including Proposals 1 and 3, at the Annual Meeting and a “broker non-vote” would occur.

13. Where do I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish preliminary or, if available, final voting results within four business days of the Annual Meeting in a Current Report on Form 8-K to be filed with the SEC. If necessary, we will publish final voting results within four business days after the final voting results are known in an amendment to Current Report on Form 8-K to be filed with the SEC. Copies of the Current Report on Form 8-K and any amendments thereto to be filed with the SEC will be available on our website at: http://www.fspreit.com and on the SEC’s website at http://www.sec.gov.

14. Will other Matters be Voted on at the Annual Meeting?

We are not currently aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters not described in the Proxy Statement are properly presented at the Annual Meeting, any proxies received by us will be voted in the discretion of the proxy holders.

15. How do I Submit a Question at the Virtual Annual Meeting?

During the Annual Meeting, you can view our agenda and rules of conduct and procedures and submit questions at www.virtualshareholdermeeting.com/FSP2022. Stockholders must have their 16-digit control number to submit questions. During the Annual Meeting, we intend to answer all questions submitted that are pertinent to the Company and the items being voted on by stockholders, as time permits and in accordance with our rules of conduct and procedures. If we are unable to respond to a stockholder’s properly submitted question due to time constraints, we will either post the response on the investor relations section of our website following the Annual Meeting, or respond directly to that stockholder using the contact information provided. The business of the Annual Meeting will be taken up as set forth in the agenda.  When an item on the agenda is before the Annual Meeting for consideration, appropriate and relevant questions will be addressed at that time.  We will seek to limit the discussion of each agenda item to no more than 10 minutes.  If a stockholder has a question that is not related to an agenda item, the question will be deferred to the question and answer session after the formal portion of the Annual Meeting.  We reserve the right to end the question and answer session of the Annual Meeting after a reasonable amount of time.  At the appropriate time, we will read out the applicable questions and will provide responses as necessary.  Substantially similar questions will be answered only once. To promote fairness and due to time constraints, we will respond to no more than two questions from any single stockholder.

12 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   QUESTIONS AND ANSWERS

Communications and Stockholder Proposals

16. How can I Communicate with the Company’s Directors?

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Secretary of Franklin Street Properties is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors, Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, Attn: Scott H. Carter, Secretary.

17. How do I Submit a Proposal for Action at the 2023 Annual Meeting?

In accordance with Rule 14a-8 of the Exchange Act, proposals of stockholders intended to be included in our proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders must be received by Franklin Street Properties at its principal office not later than November 30, 2022. In addition, according to our current bylaws, any stockholder proposal intended to be presented at an annual meeting, including nominations for election to the Board, but not considered for inclusion in our proxy statement relating to such meeting, must be received at Franklin Street Properties’ principal office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the mailing date of the preceding year’s proxy materials. For the 2023 Annual Meeting of Stockholders, that means that a stockholder must deliver proper notice of a proposed nominee or action that is proposed to be presented at the 2023 Annual Meeting of Stockholders but not be included in the proxy statement for such meeting to the Secretary of Franklin Street Properties between October 31, 2022 and November 30, 2022. In addition to the timing of the delivery of the notice, our bylaws include specific information that must be provided and procedures that must be followed to submit a proposal.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 13

   PROPOSAL ONE – ELECTION OF DIRECTORS

PROPOSAL ONE — ELECTION OF DIRECTORS

Prior to our 2019 Annual Meeting, our Board was divided into three classes, with directors of each class elected to serve a three-year term.  Following our 2019 Annual Meeting, we amended our articles of incorporation to provide that: (1) each of the successors to the directors whose terms expire at our 2020 Annual Meeting would be elected to serve one-year terms until our 2021 Annual Meeting; (2) each of the successors to the directors whose terms expire at our 2021 Annual Meeting, together with the successors to the directors elected at our 2020 Annual Meeting, would be elected to serve one-year terms until our 2022 Annual Meeting; and (3) beginning with the Annual Meeting, all directors would be elected to serve one-year terms until our 2023 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

Accordingly, at the Annual Meeting, all eight directors will be elected to serve for a one-year term expiring at our 2023 Annual Meeting and until their respective successors are duly elected and qualified. Following the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated Mr. George J. Carter, Ms. Georgia Murray, Mr. Brian N. Hansen, Mr. John N. Burke, Mr. Dennis J. McGillicuddy, Mr. Kenneth A. Hoxsie, Ms. Kathryn P. O’Neil, and Mr. Milton P. Wilkins, Jr. for election as directors.  Each nominee is currently serving as a director of Franklin Street Properties. Our Board anticipates that, if elected, the nominees will serve as directors. However, if any person nominated by our Board is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person(s) as our Board may recommend.

Nominees for Director

The following table provides certain information about each nominee for director.

Name	Age	Position(s) with the Company	Director Since
George J. Carter	73	Chair of the Board, Chief Executive Officer	2002

Georgia Murray	71	Lead Independent Director	2005

Brian N. Hansen	50	Chair of the Compensation Committee	2012

John N. Burke	60	Chair of the Audit Committee	2004

Dennis J. McGillicuddy	80	Member of the Board	2002

Kenneth A. Hoxsie	71	Chair of the Nominating and Corporate Governance Committee	2016

Kathryn P. O’Neil	58	Member of the Board	2016

Milton P. Wilkins, Jr.	74	Member of the Board	2022

14 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   PROPOSAL ONE – ELECTION OF DIRECTORS

Vote Required

The affirmative vote of a majority of the total votes cast for and against each nominee for director is required to approve the election of each nominee for director in this Proposal 1. Votes may be cast FOR or AGAINST with respect to each nominee. If you own shares in street name, in the absence of your voting instructions, your broker may not use its discretion to vote your shares with respect to the election of directors. Those broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF ITS NOMINEES, GEORGE J. CARTER, GEORGIA MURRAY, BRIAN N. HANSEN, JOHN N. BURKE, DENNIS J. MCGILLICUDDY, KENNETH A. HOXSIE, KATHRYN P. O’NEIL AND MILTON P. WILKINS, JR., TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.  PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN. PROXIES MAY NOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES CONTAINED HEREIN.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 15

   PROPOSAL ONE – ELECTION OF DIRECTORS

Director Qualifications and Biographical Information

Our Board includes individuals with expertise in executive leadership and management, real estate, accounting and finance, private investing, corporate and securities law, and investor relations.  Our directors have a diversity of backgrounds and experiences. We believe that, as a group, they work effectively together in overseeing our business, hold themselves to the highest standards of integrity, and are committed to representing the long-term best interests of Franklin Street Properties and our stockholders.

Biographical information for each of the director nominees and the continuing directors, including the key qualifications, experience, attributes, and skills that led our Board to the conclusion that each of them should serve as a director, is set forth on the pages below. In addition to the business and professional experiences described below, our directors also serve on the boards of various civic and charitable organizations.

Nominees for Directors to be elected to hold office for a term expiring at our 2023 Annual Meeting:

George J. Carter Director Since 2002

Qualifications:

●   We believe Mr. Carter’s qualifications to sit on our Board include his more than 30 years of experience in the commercial real estate and investment banking industries, including as our founder, Chairman and Chief Executive Officer.

George J. Carter, age 73, has served as Chairman of the Board and Chief Executive Officer of Franklin Street Properties since 2002. Mr. Carter also served as President of Franklin Street Properties from 2002 to May 2016.  He is responsible for all aspects of the business of Franklin Street Properties and its affiliates, with special emphasis on the evaluation, acquisition and structuring of real estate investments. Prior to the conversion of Franklin Street Partners Limited Partnership, or the Partnership, into the Company in 2002, Mr. Carter was President of the general partner of the Partnership and was responsible for all aspects of the business of the Partnership and its affiliates. From 1992 through 1996 he was President of Boston Financial Securities, Inc. Prior to joining Boston Financial Securities, Inc., Mr. Carter was owner and developer of Gloucester Dry Dock, a commercial shipyard in Gloucester, Massachusetts. From 1979 to 1988, Mr. Carter served as Managing Director in charge of marketing at First Winthrop Corporation, a national real estate and investment banking firm headquartered in Boston, Massachusetts. Prior to that, Mr. Carter held a number of positions in the brokerage industry, including positions with Merrill Lynch & Co. and Loeb Rhodes & Co. Mr. Carter is a graduate of the University of Miami (B.S.). Mr. Carter’s son, Scott H. Carter, serves as Executive Vice President, General Counsel and Secretary of the Company and Mr. Carter’s other son, Jeffrey B. Carter, serves as President and Chief Investment Officer of the Company.

16 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   PROPOSAL ONE – ELECTION OF DIRECTORS

Georgia Murray Director Since 2005

Qualifications:

●   We believe Ms. Murray’s qualifications to serve on our Board include her more than 29 years of experience in the commercial real estate industry, board experience in the banking industry and general expertise in corporate strategy development and organizational acumen.

Georgia Murray, age 71, has been Lead Independent Director since 2014. Ms. Murray is retired from Lend Lease Real Estate Investments, Inc., where she served as a Principal from November 1999 until May 2000. From 1973 through October 1999, Ms. Murray worked at the Boston Financial Group, Inc., serving as Senior Vice President and a Director at times during her tenure. Boston Financial Securities, Inc. was an affiliate of the Boston Financial Group, Inc. She is a past Trustee of the Urban Land Institute and a past President of the Multifamily Housing Institute. Ms. Murray previously served on the Board of Directors of Capital Crossing Bank. She also serves on the boards of numerous non-profit entities. Ms. Murray is a graduate of Newton College.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 17

   PROPOSAL ONE – ELECTION OF DIRECTORS

Brian N. Hansen Director Since 2012	Qualifications: ● We believe Mr. Hansen’s qualifications to serve on our Board include his investment banking and public accounting experience.

Brian N. Hansen, age 50, has been Chair of the Compensation Committee since February 2021. Since 2007, Mr. Hansen has served as President and Chief Operating Officer of Confluence Investment Management LLC, a St. Louis based Registered Investment Advisor. Prior to founding Confluence in 2007, Mr. Hansen served as a Managing Director in A.G. Edwards’ Financial Institutions & Real Estate Investment Banking practice. While at A.G. Edwards, Mr. Hansen advised a wide variety of real estate investment trusts with numerous capital markets transactions, including public and private offerings of debt and equity securities as well as the analysis of various merger and acquisition opportunities. Prior to joining A.G. Edwards, Mr. Hansen served as a Manager in Arthur Andersen LLP’s Audit & Business Advisory practice. Mr. Hansen has served on the boards of a number of non-profit entities and currently serves on the Finance Council and as the Investment Committee Chair of the Archdiocese of St. Louis and as a member of the St. Louis County Retirement Board. Mr. Hansen earned his M.B.A. from the Kellogg School of Management at Northwestern University and his Bachelor of Science in Commerce from DePaul University. Mr. Hansen is a Certified Public Accountant.

18 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   PROPOSAL ONE – ELECTION OF DIRECTORS

John N. Burke Director Since 2004

Qualifications:

●   We believe Mr. Burke’s qualifications to serve on our Board include his more than 30 years of experience in the practice of public accounting with extensive experience in the real estate and REIT industry.

John N. Burke, age 60, has been Chair of the Audit Committee since 2004. Mr. Burke is a certified public accountant with over 30 years of experience in the practice of public accounting working with both private and publicly traded companies and extensive experience serving clients in the real estate and REIT industry. His experience includes analysis and evaluation of financial reporting, accounting systems, internal controls and audit matters. Mr. Burke has been involved as an advisor on several public offerings, private equity and debt financings and merger and acquisition transactions. Mr. Burke’s consulting experience includes a wide range of accounting, tax and business planning matters. Prior to starting his own firm, BA, Inc., in 2003 with which he currently practices, Mr. Burke was an Audit Partner in the Boston office of BDO USA, LLP. Mr. Burke is a member of the American Institute of Certified Public Accountants and the Massachusetts Society of CPAs. Mr. Burke earned an M.S. in Taxation and studied undergraduate accounting at Bentley University.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 19

   PROPOSAL ONE – ELECTION OF DIRECTORS

Dennis J. McGillicuddy Director Since 2002	Qualifications: ● We believe Mr. McGillicuddy’s qualifications to serve on our Board include his entrepreneurial and investment acumen and experience.

Dennis J. McGillicuddy, age 80, graduated from the University of Florida with a B.A. degree and from the University of Florida Law School with a J.D. degree. In 1968, Mr. McGillicuddy co-founded Coaxial Communications, a cable television company. In 1998 and 1999, Coaxial sold its cable systems. Mr. McGillicuddy has served on the boards of various charitable organizations. He is currently President of the Board of Trustees of Florida Studio Theater, a professional non-profit theater organization, and is President, Vice-Chairman and Director of All-Star Children’s Foundation, an organization engaged in creating a new paradigm for foster care.

20 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   PROPOSAL ONE – ELECTION OF DIRECTORS

Kenneth A. Hoxsie Director Since 2016

Qualifications:

●   We believe Mr. Hoxsie’s qualifications to serve on our Board include his significant legal and real estate capital markets expertise from his extensive experience in corporate and securities laws as well as public company counselling.  In addition, as a long-time legal advisor to the Company, Mr. Hoxsie brings in-depth knowledge about the Company’s history to the Board.

Kenneth A. Hoxsie, age 71, has been Chair of the Nominating and Corporate Governance Committee since February 2021. Mr. Hoxsie was a Partner at the international law firm of Wilmer Cutler Pickering Hale and Dorr LLP (“WilmerHale”) until his retirement on December 31, 2015.  He joined Hale and Dorr (the predecessor of WilmerHale) in 1981, subsequently worked at Copley Real Estate Advisors, an institutional real estate investment advisory firm, and rejoined Hale and Dorr in 1994. Mr. Hoxsie has over 30 years’ experience in real estate capital markets transactions, fund formation, public company counselling and mergers and acquisitions and has advised the Company since its formation in 1997. Mr. Hoxsie earned his J.D. (Cum Laude) from Harvard Law School, his M.A. from Harvard University and his B.A. (Summa Cum Laude) from Amherst College, where he was elected to Phi Beta Kappa.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 21

   PROPOSAL ONE – ELECTION OF DIRECTORS

Kathryn P. O’Neil Director Since 2016

Qualifications:

●   We believe Ms. O’Neil’s qualifications to serve on our Board include her extensive investor relations and private equity experience, as well as her broad business operating experience.

Kathryn P. O’Neil, age 58, was a Director at Bain Capital in the Investor Relations area from 2011 until her retirement in 2014 where she focused on Private Equity and had oversight of the Investment Advisory sector.  From 1999 to 2007, Ms. O’Neil was a Partner at FLAG Capital Management LLC, a manager of fund-of-funds investment vehicles in Private Equity, Venture Capital, Real Estate and Natural Resources.  Previously, Ms. O’Neil was an Investment Consultant at Cambridge Associates where she specialized in Alternative Assets.  Ms. O’Neil currently serves on a variety of non-profit boards, including the Peabody Essex Museum, where she is a Director and a member of the Finance and Investment Committees, Horizon’s for Homeless Children where she is a Director and serves on the Executive and Finance Committees, and the Trustees of Reservations where she serves on the President’s Council and was a member of the Investment Committee from 2006 to 2020.  Ms. O’Neil is a Trustee Emeritus of Colby College and a former member of the Board of Overseers of the Boston Museum of Science. Ms. O’Neil holds a B.A. (Summa Cum Laude) and M.A. (Honorary) from Colby College, where she was elected to Phi Beta Kappa.  Ms. O’Neil received her M.B.A. from The Harvard Graduate School of Business Administration.

22 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   PROPOSAL ONE – ELECTION OF DIRECTORS

Milton P. Wilkins, Jr. Director Since 2022	Qualifications: ● We believe Mr. Wilkin’s qualifications to serve on our Board include his extensive investment and corporate strategy development experience.

Milton P. Wilkins, Jr., age 74, has served as an investment advisor with RBF Wealth Advisors in St. Louis, Missouri, since 1997.  Mr. Wilkins also served concurrently from 2003 to 2015 with Hammond Associates/Mercer Investment Consulting as an institutional investment consultant.  Prior to joining RBF Wealth Advisors, Mr. Wilkins served in various positions at Monsanto Corporation from 1976 to 1986 and from 1989 to 1997, including as Vice President of Corporate Development in the corporate mergers and acquisition group. Mr. Wilkins currently serves as Chairman of the St. Louis County Employees Retirement Board (pension plan), a member of the Investment Committee of the Archdiocese of St. Louis, and a member of the Board of Directors of the Nine PBS public television station in St. Louis.  Mr. Wilkins holds a M.B.A. degree from the Harvard Graduate School of Business Administration and a Bachelor of Arts degree from Morehouse College.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 23

   CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

We operate within a comprehensive corporate governance structure that includes the highest standards of professional and personal conduct. Our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, the charters of our Audit, Compensation, and Nominating and Corporate Governance Committees, and other corporate governance information, are available on our website at http://www.fspreit.com under the heading “Investor Relations” and then under the subheading “Governance Documents” under “Corporate Information.”  The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the SEC.

Introduction

Our Common Stock trades on NYSE American under the symbol “FSP”. We began trading on the American Stock Exchange in June 2005. The exchange’s name was changed to NYSE Amex after it was acquired by NYSE Euronext on October 1, 2008, was later known as NYSE MKT and is now NYSE American.

Board of Directors

Franklin Street Properties is currently managed by an eight member Board.  Prior to our 2019 Annual Meeting, our Board was divided into three classes, with directors of each class elected to serve a three-year term.  Following our 2019 Annual Meeting, we amended our articles of incorporation to provide that: (1) each of the successors to the directors whose terms expire at our 2020 Annual Meeting would be elected to serve one-year terms until our 2021 Annual Meeting; (2) each of the successors to the directors whose terms expire at our 2021 Annual Meeting, together with the successors to the directors elected at our 2020 Annual Meeting, would be elected to serve one-year terms until our 2022 Annual Meeting; and (3) beginning with the Annual Meeting, all directors would be elected to serve one-year terms until our 2023 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

Director Independence

Under the NYSE American corporate governance standards, set out in the NYSE American LLC Company Guide (the “NYSE American Rules”), at least a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE American Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of Franklin Street Properties. In addition, to qualify as an “independent director,” the Board of Directors must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Section 803A of the NYSE American Rules also includes the following non-exclusive list of persons who shall not be considered independent:

a.	a director who is, or during the past three years was, employed by us, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);
b.	a director who accepted or has an immediate family member who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:
i.	compensation for Board or Board committee service,
ii.	compensation paid to an immediate family member who is an employee (other than an executive officer) of Franklin Street Properties,
iii.	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year), or
iv.	benefits under a tax-qualified retirement plan, or non-discretionary compensation;
c.	a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

24 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   CORPORATE GOVERNANCE

d.	a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments (other than those arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;
e.	a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of our executive officers serve on the compensation committee of such other entity; or
f.	a director who is, or has an immediate family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

For purposes of Section 803A of the NYSE American Rules, “immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than domestic employees).

Because Mses. Murray and O’Neil and Messrs. Burke, Hansen, Hoxsie, McGillicuddy and Wilkins do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, our Board has determined that they are “independent directors” for purposes of the NYSE American Rules.

Board Meetings, Annual Meeting of Stockholders, and Attendance

During 2021, each director attended more than 75% of the meetings of the Board and of the committees on which he or she served. The Board held eight meetings in 2021.

Each of our directors then serving on the Board attended the 2021 Annual Meeting of Stockholders.

Current Board Leadership Structure

At the present time, our Board has chosen to combine the Chairman and Chief Executive Officer positions. Our Board believes that George J. Carter is best suited to serve as both Chairman and Chief Executive Officer because he is most familiar with Franklin Street Properties’ business and industry and is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Mr. Carter has served as Chief Executive Officer and Chairman since he founded Franklin Street Properties, originally Franklin Street Partners Limited Partnership. Our Board believes that independent directors and management have different perspectives and roles in our strategy development. Our independent directors bring experience, oversight and expertise from outside Franklin Street Properties and its industry, while the Chief Executive Officer brings company-specific experience and expertise. Our Board believes that, at the present time, the combined role of Chairman and Chief Executive Officer is in the best interests of Franklin Street Properties and our stockholders and is consistent with good corporate governance. The combined role promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

Lead Independent Director

On February 7, 2014, our Board appointed Georgia Murray as Lead Independent Director.  The Lead Independent Director’s duties include: coordinating the activities of our independent directors, coordinating the agenda for and chairing sessions of our independent directors, serving as the principal liaison for consultation and communication between our independent directors and our stockholders, facilitating communications between our independent directors, the other members of our Board and our management, and performing such other duties as our Board may from time to time delegate.  In performing the duties described above, the Lead Independent Director is expected to consult with the chairs of the appropriate Board committees and solicit their participation in order to avoid diluting the authority or responsibility of such committee chairs.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 25

   CORPORATE GOVERNANCE

The Board’s Role in Succession Planning

The Board expects management to have an ongoing program for effective senior leadership development and succession. As reflected in our Corporate Governance Guidelines, the Board works on a periodic basis with the Chief Executive Officer to review, maintain and revise, if necessary, the Company’s succession plan upon the conclusion of the Chief Executive Officer’s service as our Chief Executive Officer for any reason.  The Chief Executive Officer reports periodically to the Board on succession planning for the Chief Executive Officer and senior management positions, which report includes a discussion of assessments, leadership development plans and other relevant factors.

The Board’s Role in Risk Oversight

Our Board has the primary responsibility for overseeing the Company’s risk management processes.  A portion of this responsibility has been delegated by the Board to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each with respect to the assessment of the risks and risk management in their respective areas of oversight. In general, our Board oversees risk management activities relating to business strategy, acquisitions, dispositions, capital allocation, organizational structure and certain operational risks. Our Audit Committee oversees risk management activities related to financial controls, legal and compliance risks and potential cyber-attacks and intrusions; our Compensation Committee oversees risk management activities relating to our compensation policies and practices; and our Nominating and Corporate Governance Committee oversees risks relating to our nominating and corporate governance policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. These committees and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the Board’s appetite for risk. While the Board oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that the leadership structure of our Board supports this approach. The Board and each of our committees regularly discusses with management our major risk exposures, their potential financial impact on Franklin Street Properties, and the steps we take to manage them.  The Board and each of our committees exercise their oversight responsibilities in a variety of ways, but in all cases our directors are informed by regular reports from the Company’s management that are intended to identify key risks and our strategies to mitigate them.

Executive Sessions

Each director has the right to call an executive session without management participation after each regularly scheduled meeting of the entire Board and at such other times that the directors deem such a meeting to be appropriate. Similarly, each independent director has the right to call an executive session with only independent directors present after each regularly scheduled meeting of the entire Board and at such other times that an independent director deems appropriate. At a minimum, the independent directors meet in executive session at least annually without the presence of non-independent directors and management.

Committees of the Board

Our Board has the following three standing committees: (1) Audit, (2) Compensation and (3) Nominating and Corporate Governance. The membership and the function of each of these committees are described below.

Audit	Compensation	Nominating and Corporate Governance
John N. Burke, Chair	Brian N. Hansen, Chair	Kenneth A. Hoxsie, Chair
Brian N. Hansen	John N. Burke	John N. Burke
Dennis J. McGillicuddy	Georgia Murray	Brian N. Hansen
Kenneth A. Hoxsie	Kathryn P. O’Neil	Kathryn P. O’Neil
Georgia Murray
Kathryn P. O’Neil
Milton P. Wilkins, Jr.

26 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   CORPORATE GOVERNANCE

Audit Committee. Our Board has established an Audit Committee which operates pursuant to a charter approved by our Board and that is reviewed and reassessed at least annually. The Audit Committee, among other functions, (1) has the sole authority to appoint, evaluate, terminate and determine the compensation of our independent registered public accounting firm, (2) reviews with our independent registered public accounting firm the scope and results of the audit engagement, (3) approves professional services provided by our independent registered public accounting firm, (4) reviews the independence of our independent registered public accounting firm, (5) reviews and approves our policies and procedures for reviewing and approving or ratifying related person transactions, (6) reviews and approves our entry into swaps and (7) oversees our cyber risk management. Our Board has determined that each member of the Audit Committee is “independent” as that term is defined under the NYSE American Rules, including the independence requirements contemplated by Rule 10A-3 under the Exchange Act.  Our Board determined that Mr. Burke qualifies as an “audit committee financial expert” as that term is defined in the rules of the SEC. The Audit Committee Report is included later in this Proxy Statement. The Audit Committee met six times during 2021.

Compensation Committee. Our Board has established a Compensation Committee which operates pursuant to a charter that was approved by our Board and that is reviewed and reassessed at least annually. Our Board has determined that each member of the Compensation Committee has been determined to be “independent” under the NYSE American Rules, including the independence requirements under Rule 10C-1 under the Exchange Act.  The Compensation Committee’s responsibilities include, among other duties, the responsibility to (1) review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, (2) evaluate the performance of the Chief Executive Officer in light of such goals and objectives and either determine and approve or recommend to our Board for approval the compensation of the Chief Executive Officer based on such evaluation, (3) oversee the evaluation of our other executive officers, (4) review and approve, or make recommendations to our Board with respect to, the compensation of our other executive officers, (5) review and make recommendations to our Board with respect to incentive compensation and equity-based plans, (6) review and make recommendations to our Board with respect to the compensation of our non-employee directors and (7) perform other functions or duties deemed appropriate by the Board.

The Compensation Committee is authorized to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and to approve the consultant’s fees and other retention terms and to pay the compensation without further action by the Board. The Compensation Committee also has authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors as the Compensation Committee deems necessary or appropriate, and is responsible for assessing the independence of such consultants and advisors, overseeing the work of such consultants and advisors and authorizing the payment of such consultants and advisors. The Compensation Committee makes all compensation decisions relating to compensation of our executive officers other than the Chief Executive Officer and makes a recommendation regarding the compensation of our Chief Executive Officer to the Board. The Chief Executive Officer is not permitted to be present during any deliberations or voting relating to the Chief Executive Officer’s compensation. The Compensation Committee takes into consideration recommendations made by the Chief Executive Officer with respect to compensation decisions relating to executive officers other than the Chief Executive Officer.

The Compensation Committee Report is included later in this Proxy Statement. The Compensation Committee met one time during 2021.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee which operates pursuant to a charter approved by our Board and is reviewed and reassessed by the Nominating and Corporate Governance Committee at least annually.  The Nominating and Corporate Governance Committee is responsible for identifying and recommending individuals to become members of our Board, periodically reviewing our Corporate Governance Guidelines and other corporate governance documents and recommending any changes, as well as ensuring that we are in compliance with all corporate governance and listing standards of the NYSE American.  The Nominating and Corporate Governance Committee is authorized to retain advisors and consultants and to compensate them for their services.

The Nominating and Corporate Governance Committee met three times during 2021.

General Committee Information.  A copy of each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee Charters is available on our website at http://www.fspreit.com under the heading

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 27

   CORPORATE GOVERNANCE

“Investor Relations” and then under the subheading “Governance Documents” under “Corporate Information.”  In addition, our Board adopted Corporate Governance Guidelines, a copy of which is available in the same place on our website.

Our Board may from time to time establish other special or standing committees to facilitate the management of Franklin Street Properties or to discharge specific duties delegated to a committee by the full Board.

Director Nomination Process

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to our directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by our directors.  The Nominating and Corporate Governance Committee has established director qualification standards for consideration in recommending candidates to our Board.  The Nominating and Corporate Governance Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for our Board as a whole and its individual members.

In evaluating the suitability of individual candidates (both new candidates and current members of our Board), the Nominating and Corporate Governance Committee, in recommending candidates for election, and our Board, in approving the nomination of (and, in the case of vacancies, electing) such candidates, may take into account a variety of subjective factors, including, without limitation:

(1)	personal and professional integrity, ethics and values;
(2)	experience in corporate management, such as serving as an officer or former officer of a publicly-held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;
(3)	experience in our industry and/or in an industry or industries that may be beneficial to us;
(4)	experience as a board member of another publicly-held company;
(5)	academic expertise in an area of our operations;
(6)	practical and mature business judgment, including ability to make independent analytical inquiries; and
(7)	any relationships, financial, professional or social in nature, that a candidate may have with members of management or other board members in so far as they may affect the independence of such candidate.

Mr. Wilkins, who joined our Board in February 2022, was identified as a potential director candidate for consideration by the Nominating and Corporate Governance Committee by one of our non-management directors.

Consideration of Board Diversity.  On February 4, 2021, our Board amended our Corporate Governance Guidelines to make clear that, when evaluating candidates for nomination as new directors, the Nominating and Corporate Governance Committee shall ensure that the initial list from which new directors are chosen (the “Initial List”) includes (but need not be limited to) qualified candidates reflecting a diversity of race, ethnicity and gender (and any third-party consultant requested to furnish an Initial List will be asked to include such candidates).  The Nominating and Corporate Governance Committee and our Board believe that diversity with respect to viewpoint, skills and experience also should be an important factor in board composition. The Nominating and Corporate Governance Committee and our Board discuss diversity considerations in connection with each potential nominee, as well as on a periodic basis in connection with the composition of our Board as a whole. The Nominating and Corporate Governance Committee and our Board do not assign specific weight to particular factors, and no particular factor is a prerequisite for each prospective nominee. The Nominating and Corporate Governance Committee and our Board believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.  Our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past

28 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   CORPORATE GOVERNANCE

attendance at meetings and participation in and contributions to the activities of our Board and Board refreshment objectives.

Board Refreshment

Board refreshment over time assists the Board in maintaining an appropriate balance of tenure, diversity, experience, skills and new ideas needed to provide effective oversight in light of the Company’s current and future strategic needs.  The Company benefits when there is a mix of directors with a history of service with the Company and newer directors who bring a fresh perspective and new ideas.

Stockholder Recommendations and Board Nominations

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office, 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, Attn: Scott H. Carter, Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Corporate Governance will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next Annual Meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of our Nominating and Corporate Governance Committee or Board, by following the procedures set forth below under “Other Information—Stockholder Proposals.” Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws would be presented as a nominee at the next Annual Meeting but would not be included in our proxy card for the next Annual Meeting.

Stockholder Power to Amend Bylaws

The Company’s bylaws provide stockholders with the power to amend the Company’s bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter pursuant to a binding proposal that is properly submitted by stockholders for approval at a duly called annual or special meeting of stockholders.

Anti-Hedging Policy

Our Anti-Hedging Policy prohibits any director, officer or employee of FSP, or family member of any of the foregoing who share the same address as, or are financially dependent on, any of the foregoing, or any other person who shares the same address as any of the foregoing, other than a tenant or employee, and including any and all corporations, partnerships, trusts or other entities owned or controlled by any of the foregoing, from engaging in short sales of Company securities, including short sales “against the box”, or purchases or sales of puts or calls involving Company securities.

Code of Business Conduct and Ethics

Franklin Street Properties is committed to establishing and maintaining an effective ethics and compliance program that is intended to increase the likelihood of preventing, detecting, and correcting ethical lapses and violations of law or Company policy. The Company has adopted a Code of Business Conduct and Ethics (the “Code”) which applies to all officers and employees, as well as to our Board.

The Code is available on the Company’s website at http://www.fspreit.com under the heading “Investor Relations” and then under the subheading “Governance Documents” under “Corporate Information.”  We will disclose amendments to, or waivers of our Code that are required to be disclosed under the securities rules, by posting such information on the Company’s website, www.fspreit.com. Any waiver of our Code for directors or executive officers must be approved by the Board. The Company did not grant any such waivers during 2021 and does not anticipate granting any such waivers during 2022.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 29

   CORPORATE GOVERNANCE

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2021, Georgia Murray, Kathryn O’Neil, John Burke and Brian Hansen (Chair) served as members of the Compensation Committee.  Brian Hansen became Chair of the Compensation Committee in February 2021.  No executive officer of Franklin Street Properties has served as a director or member of the Compensation Committee (or other committee serving an equivalent function, or in the absence of any such committee, the entire board of directors) of any other entity that has one of its executive officers serving or having served as a member of our Board or Compensation Committee.

30 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   Director compensation and stock ownership requirements

DIRECTOR COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS

The Compensation Committee of the Board is responsible for reviewing and recommending to the Board the form and amount of compensation for our non-employee directors. In 2019, the Compensation Committee retained FPL Associates L.P., an independent compensation consulting firm, to review and evaluate our non-employee director compensation program.  In October 2019, the Compensation Committee recommended, and the Board adopted, the following compensation program for non-employee directors:

Non-employee Director Compensation

Annual Cash Retainer	$56,250
Additional Annual Cash Retainer – Lead Independent Director	$15,000
Additional Annual Cash Retainer – Chair of the Audit Committee	$15,000
Additional Annual Cash Retainer – Chair of the Compensation Committee	$10,000
Annual Grant of FSP Common Stock (1)	$56,250

(1)	Reflects the grant date fair value. Fair value is the closing price of FSP Common Stock on the date of the grant.

We also reimburse our non-employee directors for expenses incurred by them in connection with attendance at Board meetings.

The following table provides information regarding non-employee director compensation during 2021:

2021 Non-employee Director Compensation

					Change in
					Pension Value
				Non-Equity	and Nonqualified
	Fees earned	Stock		Incentive Plan	Deferred	All Other
	or paid in	Awards	Option	Compensation	Compensation	Compensation
Name (1)	cash ($)	($) (2)	Awards ($)	($)	Earnings	($)	Total ($)

John N. Burke	$71,250	$56,250	N/A	N/A	N/A	N/A	$127,500

Brian N. Hansen	$66,250	$56,250	N/A	N/A	N/A	N/A	$122,500

Kenneth A. Hoxsie	$56,250	$56,250	N/A	N/A	N/A	N/A	$112,500

Dennis J. McGillicuddy	$56,250	$56,250	N/A	N/A	N/A	N/A	$112,500

Georgia Murray	$71,250	$56,250	N/A	N/A	N/A	N/A	$127,500

Kathryn P. O’Neil	$56,250	$56,250	N/A	N/A	N/A	N/A	$112,500

(1)	Milton P. Wilkins, Jr. joined the Board in February 2022.
(2)	Reflects the grant date fair value. Fair value is the closing price of FSP Common Stock on the date of the grant.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 31

   DIRECTOR COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS

Non-employee Director Stock Ownership Requirements

The Board believes that all non-employee directors should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our stockholders. Pursuant to our Corporate Governance Guidelines, non-employee directors are required to own shares of Common Stock valued at five times the cash portion of their annual directors’ retainer (excluding any additional cash retainer payable for serving as a committee chair or attendance at meetings).

For purposes of determining compliance with these requirements, the “value” of Common Stock shall be determined using the greater of (i) the actual cost basis of such shares or (ii) the Company’s average closing stock price for the preceding calendar year.

Non-employee directors serving as of February 7, 2014 (the date of initial adoption of these requirements) had until February 7, 2021, seven years following the initial adoption of these requirements, to meet the minimum ownership requirements.  Non-employee directors who are elected or appointed after the initial adoption of these requirements will have seven years from the time they are elected or appointed to meet the minimum ownership requirements.

If an individual becomes subject to an increased ownership amount due to an increase in cash retainer, the individual is expected to satisfy the incrementally higher ownership amount within seven years of the effective date of the increased requirement.

All non-employee directors were in compliance with these stock ownership requirements as of February 28, 2022.  Additional information regarding beneficial ownership of Common Stock by non-employee directors is provided on pages 47-48.

32 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed Franklin Street Properties’ audited consolidated financial statements for the year ended December 31, 2021 and discussed these consolidated financial statements with management and Ernst & Young LLP, Franklin Street Properties’ independent registered public accounting firm. Management is responsible for the preparation of Franklin Street Properties’ consolidated financial statements, internal controls, and for the appropriateness of accounting principles used by Franklin Street Properties. Franklin Street Properties’ independent registered public accounting firm is responsible for performing an independent audit of Franklin Street Properties’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report on the audit of those consolidated financial statements, performing an independent audit in accordance with the standards of the Public Company Accounting Oversight Board of the effectiveness of Franklin Street Properties’ internal control over financial reporting and issuing a report on the results of such audit, and reviewing Franklin Street Properties’ unaudited interim consolidated financial statements. As appropriate, the Audit Committee reviews, evaluates and discusses with management, internal accounting, financial and auditing personnel and the independent registered public accounting firm, the following:

●	the plan for, and the independent registered public accounting firm’s report on, each audit of Franklin Street Properties’ financial statements;
●	Franklin Street Properties’ financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;
●	management’s selection, application and disclosure of critical accounting policies;
●	changes in Franklin Street Properties’ accounting practices, principles, controls or methodologies;
●	significant developments or changes in accounting rules applicable to Franklin Street Properties; and
●	the adequacy of Franklin Street Properties’ internal controls and accounting, financial and auditing personnel.

The Audit Committee also received from, and discussed with, the independent registered public accounting firm various communications that the independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Such requirements require Franklin Street Properties’ independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

●	methods to account for significant unusual transactions;
●	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
●	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
●	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Franklin Street Properties’ independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the matters disclosed in this letter and their independence from Franklin Street Properties.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 33

   REPORT OF THE AUDIT COMMITTEE

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Franklin Street Properties’ Annual Report on Form 10-K for the year ended December 31, 2021.

By the Audit Committee of the Board of Directors of Franklin Street Properties*

John N. Burke, Chair
Brian N. Hansen
Dennis J. McGillicuddy
Kenneth A. Hoxsie Georgia Murray Kathryn P. O’Neil

This report is not deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference.

* Milton P. Wilkins, Jr. joined the Board and the Audit Committee in February 2022 and did not participate in the preparation of this Audit Committee Report.

34 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES

The following table summarizes the aggregate fees billed by Franklin Street Properties’ independent registered public accounting firm, Ernst & Young LLP, for audit services for each of the last two fiscal years and for other services rendered to the Company in each of the last two fiscal years.

	2021	2020
Audit Fees (1)	$796,417	$728,000
Audit Related Fees(2)	—	—
Tax Fees (3)	—	—
All Other Fees(4)	$2,740	$7,200
Total Fees	$799,157	$735,200

(1)

Audit fees consist of fees for the annual audit of our financial statements, including the audit of internal control over financial reporting, the reviews of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under “Audit Fees”.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services.
(4)	All other fees consisted of licensing fees paid to Ernst & Young LLP for access to its proprietary accounting research database.

Pre-Approval Policy and Procedures.  The Audit Committee has adopted policies and procedures that require it to preapprove all audit services to be provided to Franklin Street Properties, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to Franklin Street Properties by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable NYSE American and SEC rules. During 2021 and 2020, all services provided to Franklin Street Properties by Ernst & Young LLP were pre-approved by the Audit Committee.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 35

   PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected and appointed Ernst & Young LLP as our independent registered public accounting firm and to audit our consolidated financial statements for the year ending December 31, 2022. Ernst & Young LLP has audited our consolidated financial statements since the year ended December 31, 2003. Although ratification by stockholders is not required by law or by our bylaws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of Franklin Street Properties and its stockholders. If our stockholders do not ratify the appointment Ernst & Young LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firm.

It is anticipated that a representative of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

A majority of all the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. You may vote FOR or AGAINST, or abstain from ratifying the appointment of Ernst & Young LLP. Votes cast FOR ratifying the appointment of Ernst & Young LLP will count as “yes” votes and votes cast AGAINST ratifying the appointment of Ernst & Young LLP will count as “no” votes. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If you own shares in street name, in the absence of your voting instructions, your broker, financial institution or other nominee may choose to vote your shares with respect to ratifying the appointment of Ernst & Young LLP in its discretion.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

36 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.  After taking into consideration the voting results of the 2017 Annual Meeting of Stockholders when our stockholders voted in favor of holding future advisory votes on the compensation of our Named Executive Officers every year, and the prior recommendation of our Board of Directors in favor of holding such advisory votes every year, we intend to continue to hold advisory votes on the compensation of our Named Executive Officers every year.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our financial and strategic goals and for driving corporate financial performance and stability. The “Executive Compensation” section of this Proxy Statement, including “Compensation Discussion and Analysis,” describes in detail our executive compensation program and the decisions made by the Compensation Committee and the Board with respect to the year ended December 31, 2021. Highlights of our executive compensation program include the following:

●	Our base salary amounts are generally lower than industry standard levels.
●	None of our executive officers has an employment agreement.
●	Except in the case of a change-in-control of Franklin Street Properties, we are not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.
●	We do not offer stock options, restricted stock awards, deferred compensation, non-equity incentive plan compensation or perquisites, which we believe keeps our compensation simple and straightforward.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement, is hereby approved.

Vote Required

A majority of votes cast at the Annual Meeting is required for adoption of this proposal. You may vote FOR or AGAINST this proposal or you may abstain from voting on this proposal. If you own shares in street name, in the absence of your voting instructions, your broker, financial institution or other nominee may not vote your shares with respect to adopting this proposal in its discretion, resulting in a broker non-vote. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. This proposal is non-binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the duties of the Company or the Board (or any committee thereof), or create or imply any additional duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-BINDING RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 37

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

Overview

It is critical that we be able to attract, motivate and retain highly talented individuals at all levels of the organization. We believe that compensation levels should be competitive enough to attract and retain experienced and capable leaders and motivate those individuals to achieve exceptional results and reward them for being instrumental in reaching our strategic goals. At the same time, we believe in simplicity and maintaining compensation at responsible levels. For 2021, the compensation of executives consisted of the same four components as were provided to all of our employees: (1) base salary; (2) the potential for a cash bonus; (3) matching for individual 401(k) plan contributions; and (4) the potential for a payment or payments under our change-in-control program. Although our executives are eligible to be granted awards of Common Stock under our 2002 stock incentive plan, we have not made any awards to executives under the plan since our initial listing on the American Stock Exchange (now NYSE American) in June 2005.  In addition, we do not offer stock options, restricted stock awards, deferred compensation, non-equity incentive plan compensation or perquisites. None of our employees have employment agreements and, except for the Chief Executive Officer, we do not have any policies that require any of our employees to own our Common Stock.  Pursuant to our Corporate Governance Guidelines, the Chief Executive Officer is required to own shares of Common Stock valued at six times his base salary.

Our executive officers consist of the Chief Executive Officer, the Chief Financial Officer, the President and Chief Investment Officer, the General Counsel, the President of FSP Property Management LLC and the Chief Operating Officer.  For the fiscal year ended December 31, 2021, our Named Executive Officers were George J. Carter, our Chief Executive Officer; John G. Demeritt, our Executive Vice President, Chief Financial Officer and Treasurer; Jeffrey B. Carter, our President and Chief Investment Officer; John F. Donahue, Executive Vice President and President of FSP Property Management LLC; and Scott H. Carter, our Executive Vice President, General Counsel and Secretary.

We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on Franklin Street Properties.

The objectives of our executive compensation programs

Our Compensation Committee bases our executive compensation programs on the same core objectives that guide us in establishing all of our compensation programs:

●	Compensation should promote the achievement of our business goals and maximize corporate performance and shareholder returns.
●	Compensation should be based on the principles of competitive and fair compensation and sustained performance.
●	Compensation should be based on the level of job responsibility, individual performance and corporate performance. As employees advance to higher levels within the organization, an increasing proportion of their compensation should be linked to corporate performance and enhancing shareholder value.
●	Compensation should reflect the value of the job in the marketplace. Compensation should be competitive with other employers that compete with us for talent so that we continue to be able to attract and retain highly talented employees.
●	Compensation should reward performance. Our compensation programs should deliver competitive compensation for excellent individual and corporate performance. Similarly, our compensation programs should deliver less compensation, including the possibility of no cash bonus, in the event that individual and/or corporate performance fall short of expectations.
●	Compensation should be equitable. We strive to achieve equitable distributions both for compensation of individual officers and between officers and other employees throughout the organization.
●	Compensation and benefit programs should be designed to attract, motivate and retain highly talented employees who are interested in building a career with us.

38 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   COMPENSATION DISCUSSION AND ANALYSIS

What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay

Decisions regarding executive compensation are based on various subjective performance criteria, including corporate and individual performance.

Our Compensation Committee has established a number of processes to assist it in ensuring that our executive compensation program achieves its objectives. Among those are:

●	In 2019, the Compensation Committee retained FPL Associates L.P., an independent compensation consulting firm, to review and evaluate our executive and non-employee director compensation programs. The review and evaluation included defining a peer group of companies, benchmarking our compensation programs against the peer group, and providing market data and advice regarding executive and director compensation plan design.
●	Consideration of various measures of corporate performance, including reviewing the extent to which strategic and business plan goals are met, levels of property acquisitions, performance of properties in our portfolio, gains or losses on property dispositions, levels of earnings, funds from operations, or FFO, dividends and maintaining shareholder value. Our Compensation Committee does not apply a formula or assign these performance measures relative weights. Instead, it makes a subjective determination after considering such measures collectively.
●	Consideration of individual performance. The members of the Compensation Committee meet with the Chief Executive Officer annually at the beginning of the year to discuss both individual and corporate priorities for the current year. At that same meeting, the members of the Compensation Committee meet to conduct a review of the Chief Executive Officer’s performance over the past year based on various subjective performance criteria, including his contributions to individual and corporate priorities, his contribution to corporate performance, the degree to which teamwork and corporate values are fostered and other leadership accomplishments. This evaluation is shared with the Chief Executive Officer and is considered by the Compensation Committee in establishing the Chief Executive Officer’s compensation. With respect to the other Named Executive Officers, the members of the Compensation Committee receive a performance assessment and compensation recommendation from the Chief Executive Officer. In establishing the compensation for each of the other Named Executive Officers, the Compensation Committee is not required to give specific weight to any particular criterion or performance metric. The Compensation Committee considers the performance assessment and compensation recommendation from the Chief Executive Officer and also exercises its own judgment based on various subjective performance criteria, including contributions to corporate performance, the degree to which teamwork and corporate values were fostered and other leadership accomplishments.
●	Comparison of our executive compensation programs as a whole and also a comparison of total executive compensation for each individual with the compensation practices of other companies in the real estate industry. Historically, the Compensation Committee has used the National Association of Real Estate Investment Trusts (NAREIT) Annual Compensation Survey for comparison purposes. To ensure that total compensation is competitive, the Compensation Committee uses the results of the comparison to establish general compensation guidelines. Our Compensation Committee does not apply a formula or assign the survey data relative weight. Instead, it makes a subjective determination for that individual after considering such results collectively.
●	Our stockholders approved each of the say-on-pay proposals in 2018, 2019 and 2020 by over 95% of votes cast. The Compensation Committee considered this support level in its determination to maintain similar compensation policies and elements of compensation in 2021.

Each element of compensation and why we choose to pay each element

(a)	Base Salary

Executive officers are paid a base salary. We believe that a competitive base salary provides an important guaranteed element to compensation. We also believe that the payment of a competitive base salary is consistent with the compensation practices of other comparable companies.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 39

   COMPENSATION DISCUSSION AND ANALYSIS

(b)	Cash Bonus

Executive officers are eligible for a cash bonus based on various subjective performance criteria, including corporate and individual performance. The payment of a cash bonus is purely discretionary based upon overall performance and in some years there could be no cash bonus payments. We believe that the opportunity to earn a competitive cash bonus provides a monetary incentive that encourages both corporate and individual performance. We also believe that the payment of a competitive cash bonus is consistent with the compensation practices of other comparable companies.

(c)	401(k) Matching

Executive officers are eligible to participate in our 401(k) plan. We offer all employees a 401(k) plan that, in 2021, allowed for salary deferrals of up to $19,500 per year (indexed for inflation), or up to $26,000 per year including catch-up provisions for individuals aged 50 or older. We matched up to 3% of an employee’s compensation (up to a compensation cap of $200,000) for plan year 2021 and will match up to 3% of employee compensation (up to a compensation cap of $200,000) for plan year 2022. Employees make their 401(k) contributions through payroll deductions with pretax dollars. All employees are eligible to participate in the plan immediately upon hiring. The employee’s elective deferrals are immediately vested upon contribution to the 401(k) plan, and the employee has sole decision making authority as to the investment of funds. We believe that our 401(k) plan provides a vehicle for our employees to plan for their long-term security and that such a plan ultimately leads to improved job performance. We also believe that our 401(k) plan is consistent with the compensation practices of other comparable companies.

(d)	Change-in-Control Program

Except in the case of a change-in-control of Franklin Street Properties, we are not obligated to pay severance or other enhanced benefits to Named Executive Officers upon termination of their employment.

In February 2006, we adopted a change-in-control program for all our employees, including our executive officers. The program was adopted in response to merger and consolidation activity within the real estate/real estate investment trust industry and is intended to preserve employee morale and productivity and encourage retention in the event of an actual or rumored change-in-control of Franklin Street Properties. The program is also intended to align employee and shareholder interests by enabling employees to consider corporate transactions that are in the best interests of the shareholders and other constituents of Franklin Street Properties without undue concern over whether the transaction or transactions may jeopardize the employee’s own employment.

Although there are some differences in payment amounts depending on the employee’s job level, the basic elements of the program are comparable for all employees:

●	The program consists of two components: a fixed payment pursuant to a retention agreement between the employee and Franklin Street Properties and the potential for an additional discretionary payment pursuant to a discretionary plan.
●	The triggering event for both components is a change-in-control of Franklin Street Properties. A change-in-control of Franklin Street Properties, as defined in the plan, generally refers to a change in ownership or effective control of Franklin Street Properties or a change in ownership of a substantial portion of the assets of Franklin Street Properties.
●	Under the retention agreement component of the program, employees would receive a payment as soon as practicable following the closing of the change-in-control, but in no event more than thirty days following the closing of the change-in-control. Executive officers would receive payments equal to three years of their base salaries plus a bonus opportunity payment equal to three years of their base salaries. For purposes of the retention agreement component of the program, base salary refers to the base salary of the employee in effect at the time of the closing of the change-in-control. Payments under the retention agreements are subject to a possible reduction, if any, after the tax consequences of the payment are determined.
●	Under the discretionary plan component of the program, immediately prior to the closing of the change-in-control, our Board of Directors may (but is not obligated to) establish a discretionary pool of funds equal to 1% of the market capitalization of Franklin Street Properties immediately prior to the closing of the change-in-control less the

40 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   COMPENSATION DISCUSSION AND ANALYSIS

total amount of payments to all employees under the retention agreement component of the program. Our Board of Directors would have complete discretion to award all, a portion or none of the discretionary plan pool of funds to any employees of Franklin Street Properties, including the executive officers. Payments under the discretionary plan component are subject to a possible reduction, if any, after the tax consequences of the payment are determined.

Prior to adopting our change-in-control program, management reviewed plans similar to our retention agreement component offered by approximately ten other publicly-traded real estate investment trusts and concluded that our triggering event was generally consistent with the peer group. Management did not review any plans that were comparable to our discretionary plan but concluded that, on balance, the total potential payout amounts under our change-in-control program are generally consistent with the range offered by the peer group.

Our Chief Executive Officer has voluntarily elected not to participate in the retention agreement component of our change-in-control program.

(e)	Awards of Common Stock under our 2002 Stock Incentive Plan

Executive officers are eligible for awards of Common Stock under our 2002 stock incentive plan. The 2002 stock incentive plan permits our Board of Directors to award up to 2,000,000 shares of our Common Stock to eligible participants. Prior to our listing on the American Stock Exchange (now the NYSE American) in June 2005, our employees were not able to purchase our Common Stock, and we determined that it was necessary and appropriate to be able to compensate our employees with stock awards as a means of attracting, retaining and motivating key personnel and to align the interests of management and all personnel with those of our stockholders. All of our employees, officers and directors are eligible to participate in the plan. There have been no awards of Common Stock to executive officers under the 2002 stock incentive plan since we started listing our Common Stock on a stock exchange in June 2005, as employees are now able to purchase Common Stock in the open market. As of February 28, 2022, 1,780,820 shares of our Common Stock were available under the plan. Although we have not made any awards to executive officers under the 2002 stock incentive plan since 2005, we may determine in the future to grant stock awards to executive officers under the 2002 stock incentive plan or a new stock plan in order to attract, retain, or motivate our executives.

How each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding other elements

Overview

Notwithstanding the continuing challenges presented by the COVID-19 pandemic, the Compensation Committee believes that our executive officers successfully implemented our corporate strategies of seeking to increase shareholder value through the sale of select properties, the reduction of debt and leasing space in our continuing portfolio.  More specifically, during 2021, our executive officers effectively managed the disposition of ten properties for aggregate gross proceeds of approximately $603 million and an aggregate, weighted-average, in-place, capitalization rate (on both a GAAP and cash basis) of approximately 5.5%.  During 2021, we utilized the proceeds of dispositions to repay approximately $508 million of indebtedness and leased approximately 1,035,000 square feet of space.  In light of the gains achieved on our 2021 dispositions, on December 3, 2021, we announced that our Board declared a special dividend of $0.32 per share of our Common Stock, which was paid on January 12, 2022 to shareholders of record on December 31, 2021 in order to meet REIT requirements.

(a)	Base Salary

In reviewing base salaries for 2021, the members of the Compensation Committee applied the principles described above under “What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay.” Based upon the recommendation of the Chief Executive Officer, the Compensation Committee approved annualized base salary increases of approximately 2% for each of the executive officers other than the Chief Executive Officer.  The above-described annualized base salary increases were effective on January 25, 2021.  With respect to the Chief Executive Officer, the Compensation Committee was prepared to recommend an increase in base salary to our Board of Directors.  However, at the request of the Chief Executive Officer, the Compensation Committee did not make such a recommendation to our Board of Directors. The last time that our Chief Executive Officer accepted a base salary increase was in February 2015.  Our base salary amounts are generally lower than industry standard levels. Accordingly, compensation of these positions will be weighted proportionately greater towards year-end bonus amounts based upon corporate and individual performance.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 41

   COMPENSATION DISCUSSION AND ANALYSIS

(b)	Cash Bonus

As discussed above, notwithstanding the continuing challenges presented by the COVID-19 pandemic, the Compensation Committee believes that our executive officers successfully executed our corporate strategies in 2021.  In awarding cash bonuses for 2021, the members of the Compensation Committee applied the principles described above under “What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay.” Based upon the recommendation of the Chief Executive Officer, the Compensation Committee approved cash bonuses for each of the executive officers other than the Chief Executive Officer in the amounts recommended by the Chief Executive Officer.  In making his recommendations, the Chief Executive Officer noted, and the Compensation Committee made a subjective determination, that each officer’s area of responsibility and accountability (i.e., business unit) contributed to the Company’s performance during 2021, as a result of each person’s leadership and direction.  It was further noted that each of these individuals was considered to be integral to the daily operations of Franklin Street Properties and of great value to Franklin Street Properties and firmly committed to doing what is in the best interests of our stockholders.

The cash bonus amounts paid for 2021 are slightly higher than those paid for 2020, but are generally consistent with prior years.  The Compensation Committee believes that the cash bonus amounts are within the range of total compensation paid to executive officers with comparable qualifications, experience and responsibilities in the same or similar businesses and of comparable size and success as the Company.  For the year ended December 31, 2021, our overall results were positive and included the strategic dispositions, debt repayment and leasing activity described above.  In addition, the price per share of our Common Stock increased by approximately 36% during 2021, from $4.37 per share at year-end 2020 to $5.95 per share at year-end 2021.  As discussed above, in light of the gains achieved on our 2021 property dispositions, we paid a special dividend of $0.32 per share of our Common Stock.  The Compensation Committee believes that the Company benefited from the dedication and hard work of these individuals and their staffs during the continuing challenges presented by the COVID-19 pandemic during 2021.

The Compensation Committee also reviewed and evaluated the performance of the Chief Executive Officer during 2021 by applying the principles described above under “What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay.”  The Compensation Committee made a subjective determination that the combined business units performed well under the leadership, focus and discipline of the Chief Executive Officer.  For the reasons discussed above, the Compensation Committee determined that Franklin Street Properties had a positive year relative to the broader macroeconomic environment in which we found ourselves, and in light of successfully executing on our 2021 strategy to increase shareholder value through the sale of select properties, the reduction of debt, and leasing space in our continuing portfolio. The Chief Executive Officer’s overall performance in that relative context was considered excellent by the Compensation Committee.  Accordingly, the Compensation Committee recommended, and our Board of Directors approved, a cash bonus of $500,000 to our Chief Executive Officer for 2021 performance. Prior to this award and acceptance of a cash bonus, the last time that our Chief Executive Officer was awarded and accepted a cash bonus was in February 2018 for 2017 performance.

(c)	401(k) Matching

There were no proposals made to modify our 401(k) plan program in 2021.

(d)	Change-in-Control Program

Because we determined that our change-in-control program continues to satisfy its original intended purpose, there were no proposals made to modify the program in 2021.

(e)	Awards of Common Stock under our 2002 Stock Incentive Plan

Because we determined that we were able to adequately compensate the executive officers who make up the corporate management team with salary and cash bonuses in 2021, no Common Stock awards were made to executive officers in 2021.

42 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation for services to Franklin Street Properties for the 2019, 2020 and 2021 fiscal years, of (1) our principal executive officer, (2) our principal financial officer and (3) our other three most highly compensated executive officers who were serving as executive officers as of December 31, 2021 (collectively, our “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
Name and Principal				Awards	Awards	Compensation	Compensation	Compensation
Position	Year	Salary ($)	Bonus ($)	($)	($)	($)	Earnings	($) (1)	Total ($)
George J. Carter,	2021	$300,000	$500,000	N/A	N/A	N/A	N/A	$6,000	$806,000
Chief Executive Officer	2020	$300,000	$0 (2)	N/A	N/A	N/A	N/A	$6,000	$306,000
(PEO)	2019	$300,000	$0 (2)	N/A	N/A	N/A	N/A	$6,000	$306,000

John G. Demeritt,	2021	$277,246	$494,000	N/A	N/A	N/A	N/A	$6,000	$777,246
Executive Vice President,	2020	$271,773	$472,000	N/A	N/A	N/A	N/A	$6,000	$749,773
Chief Financial Officer and	2019	$269,665	$471,800	N/A	N/A	N/A	N/A	$6,000	$747,465
Treasurer (PFO)

Jeffrey B. Carter,	2021	$277,698	$491,000	N/A	N/A	N/A	N/A	$6,000	$774,698
President and Chief	2020	$272,217	$465,000	N/A	N/A	N/A	N/A	$6,000	$743,217
Investment Officer	2019	$270,106	$464,800	N/A	N/A	N/A	N/A	$6,000	$740,906

Scott H. Carter,	2021	$241,146	$488,000	N/A	N/A	N/A	N/A	$6,000	$735,146
Executive Vice President,	2020	$236,325	$462,000	N/A	N/A	N/A	N/A	$6,000	$704,325
General Counsel and	2019	$234,492	$461,800	N/A	N/A	N/A	N/A	$6,000	$702,292
Secretary

John F. Donahue,	2021	$234,213	$486,000	N/A	N/A	N/A	N/A	$6,000	$726,213
Executive Vice President	2020	$229,516	$466,000	N/A	N/A	N/A	N/A	$6,000	$701,516
and President of FSP	2019	$227,736	$446,800	N/A	N/A	N/A	N/A	$6,000	$680,536
Property Management LLC

NOTES

(1)	Consists of a 401(k) match from Franklin Street Properties. For additional information, please refer to the discussion included above under the heading – “Compensation Discussion and Analysis – Each element of compensation and why we choose to pay each element – (c) 401(k) Matching.”
(2)	At Mr. Carter’s request, the Board did not approve a bonus for Mr. Carter for 2020 or 2019. For additional information please refer to the discussion included above under the heading - “Compensation Discussion and Analysis – How each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding other elements – (b) Cash Bonus.”

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 43

   COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

By the Compensation Committee of the Board of Directors of Franklin Street Properties.

Brian N. Hansen, Chair Georgia Murray
John N. Burke
Kathryn P. O‘Neil

44 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In February 2006, we adopted a change-in-control program for all our employees, including our executive officers. We adopted the program in response to merger and consolidation activity within the real estate/real estate investment trust industry, to preserve employee morale and productivity and to encourage retention in the event of an actual or rumored change-in-control of the Company. The program is also intended to align employee and shareholder interests by enabling employees to consider corporate transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether the transaction or transactions may jeopardize the employee’s own employment. For an overview of our change-in-control program, please refer to the discussion included under the heading “Compensation Discussion and Analysis – Each element of compensation and why we choose to pay each element – (d) Change-in-Control Program.”

Assuming that the closing of a change-in-control occurred on December 31, 2021, our Named Executive Officers would be entitled to payment of the following amounts under the retention agreement component of our change-in-control program:

	Potential Payment due under
Name and Principal Position	the Retention Agreement
George J. Carter, Chief Executive Officer (PEO)	N/A	(1)

John G. Demeritt, Executive Vice President, Chief Financial Officer and Treasurer (PFO)	$1,663,476	(2)

Jeffrey B. Carter, President and Chief Investment Officer	$1,666,188	(2)

Scott H. Carter, Executive Vice President, General Counsel and Secretary	$1,446,876	(2)

John F. Donahue, Executive Vice President and President of FSP Property Management LLC	$1,405,278	(2)

TOTAL	$6,181,818

NOTES

(1)	George J. Carter has voluntarily elected not to participate in the retention agreement component of our change-in-control program.
(2)	These are lump-sum payments equal to three years of base salaries plus a bonus opportunity payment equal to three years of base salaries. The payment amounts are subject to a possible reduction, if any, after the tax consequences are determined.

Under the discretionary plan component of our change-in-control program, our Board of Directors has the right, but not the obligation, to establish a discretionary pool of funds equal to 1% of our market capitalization immediately prior to the closing of the change-in-control. On December 31, 2021, there were 103,998,520 shares of our Common Stock outstanding, and the closing price per share of our Common Stock was $5.95.  Accordingly, on December 31, 2021, our market capitalization was $618,791,194, and 1% of our market capitalization equaled $6,187,912. This $6,187,912 amount would then be reduced by the total amount of payments due and payable to all of our employees (including our Named Executive Officers) under the retention agreement component of our change-in-control program. Our Board of Directors would then have complete discretion to award all, a portion or none of any remaining balance to any of our employees, including our Named Executive Officers. As is the case with the retention agreement component of our change-in-control program, any payments under the discretionary plan component are subject to a possible reduction, if any, after the tax consequences are determined.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 45

   PAY RATIO DISCLOSURE

PAY RATIO DISCLOSURE

Pursuant to applicable SEC rules, presented below is a reasonable estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees.

We determined our median employee based on annual total compensation, consisting of salary, bonus and 401(k) match, actually paid for 2021 performance(1) to each of our 33 employees (excluding the Chief Executive Officer) as of December 31, 2021.  The annual total compensation of our median employee (excluding the Chief Executive Officer) for 2021(1) was $156,130.  As disclosed in the Summary Compensation Table appearing on page 43, our Chief Executive Officer’s annual total compensation for 2021 was $806,000.  Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was approximately 5.16 to 1.

NOTE

(1)	For certain employees, bonuses for 2021 performance were paid in January or February 2022.

46 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of Franklin Street Properties as of February 28, 2022 by each director or nominee for director, by each of the Named Executive Officers named in the Summary Compensation Table herein, by each person or entity known by us to own beneficially more than 5% of Common Stock, and by all current directors and executive officers as a group.

		Percentage of
	Number of Shares	Outstanding
	Beneficially Owned (1)	Common Stock (2)
Named Executive Officers and Directors

Dennis J. McGillicuddy (3)	3,196,441	3.09%
George J. Carter (4)	1,008,531	*
Brian N. Hansen	242,268	*
Kenneth A. Hoxsie	99,768	*
Georgia Murray (5)	68,393	*
Kathryn P. O’Neil (6)	62,268	*
John N. Burke	60,077	*
John G. Demeritt	42,000	*
Jeffrey B. Carter (7)	21,205	*
Scott H. Carter (8)	3,550	*
John F. Donahue	1,000	*
Milton P. Wilkins, Jr. (9)	-	*

All current directors and executive officers as a group (13 persons)	4,811,801	4.66%
5% Beneficial Owners

BlackRock, Inc. (10)	16,426,201	15.90%
The Vanguard Group (11)	15,625,396	15.13%
Fuller & Thaler Asset Management, Inc. (12)	7,209,143	6.98%
Pacific Oak Capital Advisors, LLC and its affiliates (13)	5,879,225	5.69%

*	Less than 1%.
(1)	We do not have any outstanding stock options or other securities exercisable or convertible into common stock. Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of shares as beneficially owned does not constitute an admission of beneficial ownership. All share amounts reported have been rounded to the nearest whole share.
(2)	Based upon 103,286,981 shares outstanding as of February 28, 2022.
(3)	Consists of (i) 3,146,136 shares held by McGillicuddy Investments Limited Partnership III, or MILP III, (ii) 8,946 shares held by various trusts for Mr. McGillicuddy’s grandchildren, of which Mr. McGillicuddy’s spouse is a trustee, (iii) 14,091 shares held by Mr. McGillicuddy’s spouse, and (iv) 27,268 shares held by Mr. McGillicuddy. Mr. McGillicuddy disclaims beneficial ownership of those shares held for the benefit of his spouse, those held by trusts for his grandchildren, and those held by MILP III. Mr. McGillicuddy and his wife own all of the limited partnership interest in MILP III. Mr. McGillicuddy has shared dispositive power and no voting power over the shares held by MILP III. Excludes 404,499 shares held by the McGillicuddy FLP Irrevocable Trust of 2003, of which Mr. McGillicuddy’s son is trustee and has sole investment and voting power over the shares. Mr. McGillicuddy has placed 2,609,575 shares of his common stock in a broker’s margin/line of credit account.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 47

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(4)	Includes 945,531 shares held by Mr. Carter and his spouse, Judith I. Carter, with whom Mr. Carter shares investment and voting power.
(5)	Includes 41,125 shares held by Ms. Murray and her spouse, Mark Maloney, with whom Ms. Murray shares investment and voting power.
(6)	Includes 35,000 shares held by Ms. O’Neil and her spouse, Ford E. O’Neil, with whom Ms. O’Neil shares investment and voting power.
(7)	Includes 4,580 shares held by Mr. Carter and his spouse, Brette Carter, with whom Mr. Carter shares investment and voting power.
(8)	Includes 550 shares held by Mr. Carter and his spouse, Cristie Carter, with whom Mr. Carter shares investment and voting power.
(9)	Mr. Wilkins joined the Board in February 2022.
(10)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on January 27, 2022 by BlackRock, Inc., reporting sole power to vote or direct the vote over 16,088,817 shares and sole power to dispose or direct the disposition of 16,426,201 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(11)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group, reporting sole power to vote or direct the vote over 0 shares, shared power to vote or direct the vote over 80,879 shares, sole power to dispose or direct the disposition of 15,467,830 shares, and shared power to dispose or direct the disposition of 157,566 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(12)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 8, 2022 by Fuller & Thaler Asset Management, Inc., reporting sole power to vote or direct the vote over 7,069,411 shares and sole power to dispose or direct the disposition of 7,209,143 shares. The address of Fuller & Thaler Asset Management, Inc. is 411 Borel Avenue, Suite 300, San Mateo, California 94402.
(13)	Based solely on information set forth in a Schedule 13D jointly filed with the SEC on March 26, 2020 by Pacific Oak Capital Advisors, LLC (the “Advisor”), Pacific Oak SOR Properties, LLC (“SOR Properties”), Pacific Oak SOR (BVI) Holdings, Ltd. (“SOR BVI”), Pacific Oak Strategic Opportunity Limited Partnership (“SOR OP”), Pacific Oak Strategic Opportunity REIT, Inc. (“SOR REIT”), Pacific Oak Strategic Opportunity REIT II, Inc. (“SOR REIT II”), Keith D. Hall and Peter McMillan III. The Advisor, Keith D. Hall and Peter McMillan III each report shared power to vote or direct the vote over 5,879,225 shares and shared power to dispose or direct the disposition of 5,879,225 shares. SOR Properties, SOR BVI, SOR OP and SOR REIT each report shared power to vote or direct the vote over 4,235,133 shares and shared power to dispose or direct the disposition of 4,235,133 shares. SOR REIT II reports shared power to vote or direct the vote over 1,644,092 shares and shared power to dispose or direct the disposition of 1,644,092 shares. SOR BVI (as the sole member of SOR Properties), SOR OP (as the sole shareholder of SOR BVI), SOR REIT (as the sole general partner of SOR OP), the Advisor (as the external advisor to SOR REIT) and Keith D. Hall and Peter McMillan III (as the members of the Investment Committee of the Advisor approved by the board of directors of SOR REIT to make decisions with respect to the shares of Common Stock of Franklin Street Properties) may be deemed to be the beneficial owner of the securities beneficially owned directly by SOR Properties, and each disclaims beneficial ownership of the securities. The Advisor (as the external advisor to SOR REIT II) and Keith D. Hall and Peter McMillan III (as the members of the Investment Committee of the Advisor approved by the board of directors of SOR REIT II to make decisions with respect to the shares of Common Stock of Franklin Street Properties) may be deemed to be the beneficial owner of the securities beneficially owned directly by SOR REIT II, and each disclaims beneficial ownership of the securities. The address of Pacific Oak Capital Advisors, LLC and its affiliates is 11150 Santa Monica Boulevard, Suite 400, Los Angeles, California 90025.

48 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information about Franklin Street Properties’ Common Stock that may be issued under all of our equity compensation plans as of December 31, 2021. Franklin Street Properties has only one equity compensation plan, the 2002 stock incentive plan. Our stockholders approved this plan in May 2002.

	(a)	(b)	(c)
	Number of	Weighted-
	Securities to	Average	Number of Securities
	be Issued Upon	Exercise Price	Available for Future
	Exercise	of	Issuance Under Equity
	of Outstanding	Outstanding	Compensation Plans
	Options,	Options,	(Excluding Securities
	Warrants and	Warrants and	Reflected in Column
Plan Category	Rights(1)	Rights	(a)(1))
Equity Compensation Plans Approved by Security Holders	None	N/A	1,780,820	(2)
Equity Compensation Plans Not Approved by Security Holders	None	N/A	N/A
Total	None	N/A	1,780,820

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.
(2)	The 2002 stock incentive plan provides for the granting of awards consisting of shares of Common Stock.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 49

   TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH RELATED PERSONS

Related Person Transaction Policy

Our Board of Directors adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Franklin Street Properties is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a related person transaction, the related person must report the proposed related person transaction to our Chief Operating Officer or General Counsel.

The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually. A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

●	the related person’s interest in the related person transaction;
●	the approximate dollar value of the amount involved in the related person transaction;
●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to us of, the transaction; and
●	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests.

The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

No member of the Audit Committee shall participate in any review or approval (or ratification) of any related person transaction in which such member is the related person, any immediate family member of such member is the related person, or any significant shareholder with which such member is affiliated is the related person.

In addition to the transactions that are excluded by the instructions to the Securities and Exchange Commission’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

●	interests arising only from the related person’s position and ownership level as a director of another corporation or organization that is a party to the transaction;

50 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   TRANSACTIONS WITH RELATED PERSONS

●	interests arising only from the position and ownership level from direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;
●	interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;
●	a transaction that involves compensation to an executive officer if the compensation has been approved, or recommended to the Board of Directors for approval, by the Compensation Committee of the Board of Directors or a group of independent directors of Franklin Street Properties performing a similar function;
●	a transaction that involves compensation to a director for services as a director of Franklin Street Properties if such compensation will be reported pursuant to Item 402(k) of Regulation S-K;
●	a transaction that is specifically contemplated by provisions of Franklin Street Properties’ charter or bylaws;
●	interests arising solely from indebtedness of a significant stockholder or an immediate family member of a significant stockholder to us;
●	a transaction where the rates or charges involved in the transaction are determined by competitive bids;
●	a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority;
●	a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;
●	interests arising as a result of a related person serving at our request as an officer and/or director of another company, including single-purpose real estate investment trusts whose equity syndication we sponsored, which we refer to as Sponsored REITs; or
●	a transaction that involves the payment by a Sponsored REIT to Franklin Street Properties (or any wholly-owned subsidiary thereof) of customary fees including, without limitation, acquisition, syndication, sales commissions, interim financing, investor servicing fees and asset management fees.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

The policy is available on our website at http://www.fspreit.com.

Transactions with Related Persons

George J. Carter, John G. Demeritt, John F. Donahue and Jeffery B. Carter, each of whom is an executive officer of Franklin Street Properties, serve, at our request, as executive officers and directors of each of the Sponsored REITs. None of such persons receives any remuneration from the Sponsored REITs for such service. We are involved in several transactions with the Sponsored REITs.

As noted above, interests arising as a result of a related person serving as an officer and/or director of a Sponsored REIT at our request and any transaction that involves the payment by a Sponsored REIT to Franklin Street Properties (or any wholly-owned subsidiary thereof) of customary fees including, without limitation, acquisition, syndication, sales commissions, interim financing and management fees are excluded from the review, approval and ratification requirements of our related person transaction policy. See “Related Person Transaction Policy.”

From time to time, Franklin Street Properties may make secured loans (individually, “Sponsored REIT Loan” and collectively, “Sponsored REIT Loans”) to Sponsored REITs in the form of mortgage loans or revolving lines of credit to fund construction costs, capital expenditures, leasing costs and for other purposes. The Company anticipates that each Sponsored REIT Loan will be repaid at maturity or earlier from long-term financings of the underlying properties, cash flows from the underlying properties or some other capital event. Each Sponsored REIT Loan is secured by a mortgage on the underlying property and originally had a term of approximately one to three years.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 51

   TRANSACTIONS WITH RELATED PERSONS

The following tables summarize the Sponsored REIT Loan outstanding from January 1, 2021 through December 31, 2021 and from January 1, 2022 through January 31, 2022:

Sponsored REIT Loan from January 1, 2021 through December 31, 2021:

				Total
				Financing			Amount
				Commitment			Drawn and
		Original	Interest	and Exit	Interest		Outstanding
		Principal	Rate at	Fees Earned	Income		as of
	Date of	Amount of	December 31,	by the	Earned by the		December 31,
	Loan	Note	2021	Company	Company	Maturity Date	2021
FSP Monument Circle Corp.	7-Dec-15	$24,000,000	7.51%	$-	$1,639,000	30-Jun-23	$24,000,000

		$24,000,000		$-	$1,639,000		$24,000,000

Sponsored REIT Loan from January 1, 2022 through January 31, 2022:

				Total
				Financing			Amount
				Commitment			Drawn and
		Original	Interest	and Exit	Interest		Outstanding
		Principal	Rate at	Fees Earned	Income		as of
	Date of	Amount of	January 31,	by the	Earned by the		January 31,
	Loan	Note	2022	Company	Company	Maturity Date	2022
FSP Monument Circle Corp.	7-Dec-15	$24,000,000	7.51%	$-	$155,000	30-Jun-23	$24,000,000

		$24,000,000		$-	$155,000		$24,000,000

Total management fee income paid by the Sponsored REITs to Franklin Street Properties amounted to approximately $61,000 for the year ended December 31, 2021. As of January 31, 2022, the total management fee income earned by Franklin Street Properties during 2022 was approximately $3,000. Management fees are approximately 1% of collected rents.

In addition, George J. Carter’s son, Jeffrey B. Carter, is President and Chief Investment Officer of Franklin Street Properties. Mr. Jeffrey B. Carter’s compensation for the year ended December 31, 2021 is set forth above in the Summary Compensation Table. In addition, George J. Carter’s other son, Scott H. Carter, is Executive Vice President, General Counsel and Secretary of Franklin Street Properties.  Mr. Scott H. Carter’s compensation for the year ended December 31, 2021 is set forth above in the Summary Compensation Table.

52 FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT

   OTHER INFORMATION

OTHER INFORMATION

MATTERS TO BE CONSIDERED AT THE MEETING

The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their discretion on such matters.

SOLICITATION OF PROXIES

All costs of solicitation of proxies will be borne by Franklin Street Properties. In addition to solicitations by mail or via the Internet, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 of the Exchange Act, proposals of stockholders intended to be included in our proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders must be received by Franklin Street Properties at its principal office not later than November 30, 2022. In addition, according to our current bylaws, any stockholder proposal intended to be presented at an annual meeting, including nominations for election to the Board, but not considered for inclusion in our proxy statement relating to such meeting, must be received at Franklin Street Properties’ principal office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the mailing date of the preceding year’s proxy materials. For the 2023 Annual Meeting of Stockholders, that means that a stockholder must deliver proper notice of a proposed nominee or action that is proposed to be presented at the 2023 Annual Meeting of Stockholders but not be included in the proxy statement for such meeting to the Secretary of Franklin Street Properties between October 31, 2022 and November 30, 2022. In addition to the timing of the delivery of the notice, our bylaws include specific information that must be provided and procedures that must be followed to submit a proposal.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The Company may participate in the practice of “householding” proxy statements, annual reports and Notices of Internet Availability of proxy materials, meaning that the Company delivers a single document to a household, even though two or more stockholders live under the same roof or a stockholder has shares registered in multiple accounts, unless the Company has received an instruction to the contrary from one or more of the stockholders. This practice enables the Company to reduce the expense of printing and mailing associated with proxy statements and reduces the amount of duplicative information a stockholder may currently receive.

The Company will promptly deliver a separate copy of any of the foregoing documents to a stockholder if a stockholder writes to or calls the Company at the following address or phone number: Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, (877) 686-9496. If a stockholder wants to receive separate copies of the annual report and proxy statement or Notice of Internet Availability of proxy materials in the future, or if the stockholder is receiving multiple copies and would like to receive only one copy for his or her household, said stockholder should contact the Company at the above address and phone number.

FRANKLIN STREET PROPERTIES CORP. | 2022 PROXY STATEMENT 53

VIEW MATERIALS & VOTE w SCAN TO FRANKLIN STREET PROPERTIES CORP. 401 EDGEWATER PLACE SUITE 200 WAKEFIELD, MA 01880 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday, May 9, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FSP2022 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, May 9, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Franklin Street Properties Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D69431-P67364 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FRANKLIN STREET PROPERTIES CORP. The Board of Directors recommends you vote FOR the following: 1.To elect eight Directors, each to serve for a term expiring at the 2023 Annual Meeting of Stockholders: For Against Nominees: ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. George J. Carter The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1b. Georgia Murray 2. To ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 1c. Brian N. Hansen ! ! ! 1d. John N. Burke 3. To approve, by non-binding vote, our executive compensation. 1e. Dennis J. McGillicuddy 1f. Kenneth A. Hoxsie 1g. Kathryn P. O’Neil 1h. Milton P. Wilkins, Jr. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote said shares at the meeting. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ANY ELECTION TO OFFICE AND FOR ITEMS 2 AND 3. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and the 2021 Annual Report to Stockholders are available at www.proxyvote.com. D69432-P67364 FRANKLIN STREET PROPERTIES CORP. ANNUAL MEETING OF STOCKHOLDERS - May 10, 2022 This Proxy is solicited by the Board of Directors of the Company The undersigned, having received notice of the 2022 Annual Meeting and management's Proxy Statement therefore, and revoking all prior proxies, hereby appoint(s) George J. Carter and Scott H. Carter, and each of them (with full power of substitution), as proxies of the undersigned to attend the 2022 Annual Meeting of Stockholders of Franklin Street Properties Corp. (the "Company") to be held on Tuesday, May 10, 2022 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR ITEMS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE